UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esp.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2019

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

NEW COVENANT FUNDS®

SEI New ways. New answers.®

June 30, 2019

ANNUAL REPORT

New Covenant Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-835-4531. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

NewCovenantFunds.com

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2019 (Unaudited)

To Our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets during the fiscal year ending June 30, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory before an early-2019 rebound that saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations.

The pace of interest-rate increases by the Federal Reserve (Fed) mostly followed the market’s projections. Long-term rates fell by a greater magnitude than short-term rates after the Federal Reserve raised rates twice during the reporting period; the yield curve flattened to a post-recession low and even inverted at multiple maturities.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Christine Lagarde (who resigned as president of the International Monetary Fund after the reporting period) was named to succeed Mario Draghi as European Central Bank (ECB) President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

The Japanese yen, typically viewed as a safe-haven asset in risk-off environments, finished the period higher against the U.S. dollar while the Bank of Japan (BOJ) held monetary policy stable. Driven by trade-related tensions, the Chinese yuan slid to a 10-year low against the U.S. dollar in the first half of the fiscal period. While China’s currency strengthened earlier this year as trade negotiations appeared to be reaching a favorable conclusion, its value weakened again following a breakdown in talks at the beginning of May.

Oil prices rose during the first half of the reporting period to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down as much as 40% from its earlier highs. Support at the start of the new year saw a near-50% recovery from its lows, and oil closed the fiscal year down about 20%.

Geopolitical Events

U.S. elections in November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress could substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government in December lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration also received a measure of resolution in March, when the special counsel investigating the 2016 election “did not establish that members of the Trump campaign conspired or coordinated with the Russian government” to sway the election. The special counsel reportedly could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. Congressional Democrats intend to review the special counsel’s report to make a separate determination in conjunction with information gathered through Congressional investigations.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

Trade negotiations between the U.S. and China deteriorated in early May. The U.S. announced an escalation of existing tariffs on $200 billion of Chinese imports from 10% to 25% and proposed expanding the scope of the 25% tariffs to an additional $300 billion of imports—prompting smaller retaliatory tariffs from China. However, the U.S. stalled the proposed tariffs in late June to entice Chinese President Xi Jinping to meet with President Donald Trump on the sidelines of a Group of 20 summit (an international forum for governments and central bank governors from 19 countries and the EU); the meeting produced a temporary truce as both sides agreed to return to the negotiating table.

New Covenant Funds / Annual Report / June 30, 2019	1

NEW COVENANT FUNDS — JUNE 30, 2019 (Unaudited) (Continued)

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. More than a dozen candidates announced plans to run for Prime Minister and leader of the Conservative Party following May’s announcement; Boris Johnson was eventually named as May’s successor just after the end of the fiscal year. Johnson campaigned on an explicit willingness to depart the EU without a deal upon the October 31 deadline but has made conflicting comments on the likelihood of this outcome.

Elections for European Parliament exposed support for centrist parties shifting toward more polarizing alternatives on the left and right. Concerns about the impact of climate change bolstered the Green Party alliance, especially in Germany, where it outpaced the Social Democratic Party (which serves as the junior partner in Chancellor Angela Merkel’s coalition government). Eurosceptic nationalist parties also fared well, particularly in France and Italy, where they earned a plurality of votes.

Economic Performance

The U.S. economy grew 3.4% at the start of the fiscal period, a drop from 4.2% in the previous quarter, pointing to a slight decrease in consumer spending and a broader decline in exports. Economic growth slowed to 2.2% in the fourth quarter of 2018, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, GDP for the 2018 calendar year finished at 2.9%, equaling growth in 2015 as the best in 10 years. The government shutdown that continued through most of January likely detracted in 2019; however, growth rebounded to 3.1% in the first quarter, driven by increases in inventories and trade.

The labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 49-year low at 3.7%; the labor-force participation rate ended at 62.9%, unchanged from a year ago. Average hourly earnings gained 3.1% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate two times during the period but took a dovish turn toward the end of the fiscal year, with new economic projections that showed zero interest-rate increases in 2019. The central bank also unveiled a plan to start slowing the reduction of its balance sheet in May—before halting reduction altogether in September and converting its allocation of mortgage-related assets to Treasurys.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%. Committee guidance noted a bias toward higher rates in the future, depending on the Brexit outcome. Broad economic growth in the eurozone slowed to its weakest pace in four years at the end of the fourth quarter of 2018, as tightening auto emission standards in Germany and a stagnating Italian economy hampered expansion; growth rebounded in the first quarter but likely did not weaken the case for continued accommodative policy by the ECB for some time. The U.K. economy grew 1.8% year-on-year through the first quarter of 2019, up from a six-year low of 1.4% in the fourth quarter of 2018.

Japanese GDP grew 0.6% year-on-year at the end of the first quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.2% year-on-year in the second quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending June 30, 2019, growth stocks generally outperformed value stocks. The U.S. equity market experienced a significant decline midway through the fiscal year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical energy sector experienced a significant selloff, while the health care and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, January marked the best start for equities in thirty years; the recovery rally continued until a slight retreat in May, but touched a record high in June before the end of the fiscal year.

2	New Covenant Funds / Annual Report / June 30, 2019

The Russell 1000 Growth Index finished up 11.56% during the fiscal year, while the Russell 1000 Value Index lagged, gaining 8.46% over the same period. Small-cap stocks (Russell 2000 Index) failed to keep up with large caps (Russell 1000 Index) during the fiscal year. Large caps finished up 10.02%, easily outpacing small caps, which lost 3.31%.

Brexit concerns continued to overshadow the outlook for business in the U.K.; the FTSE UK Series All-Share Index shed 3.05% in U.S. dollar terms but managed to gain 0.57% in sterling. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 5.74% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 10.42%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index finished up 1.88% in U.S. dollar terms and 4.25% higher in euros; the euro finished down 2.82% versus the U.S. dollar for the period.

Emerging markets failed to keep pace over the full reporting period. The MSCI Emerging Markets Index finished the fiscal year 1.21% ahead in U.S. dollar terms, after a generous rally over the final six months. Asian markets ended the period lower as trade-related concerns drove regional market weakness.

Led by the dovish tone of global central banks and better-than-expected earnings toward the end of the reporting period, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields fell less than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the 3-month and 10-year rates inverted at the end of the reporting period, a signal of impending recession to some market watchers. The Federal Open Market Committee increased the federal-funds rate in mid-December—the second hike of the reporting period and ninth during this tightening cycle—while softening its projections for future rate increases. The rate hikes failed to sustain an impact on higher short-term yields, while subdued inflation and long-term economic growth expectations pressured the long end of the curve. Yields for 10-year government bonds declined and ended the period 85 basis points lower at 2.00%, while 2-year yields rose to almost 3% during the first half of the fiscal year but finished the period down 77 basis points at 1.75%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) slid 6.75%, primarily due to oil market headwinds, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 4.67% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 5.85% in U.S. dollar terms during the reporting period, while the high-yield market did slightly better, with the ICE BofAML US High Yield Constrained Index up 7.58%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 10.72%. U.S. asset-backed and mortgage-backed securities also managed gains during the fiscal year.

Emerging-market debt delivered strong performance. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, climbed 8.99% higher in U.S. dollar terms, with almost all of its gains coming over the last six months. The JP Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), gained 12.45%, also with most of its gains coming during the second half of the fiscal year.

Our view

The U.S. economic expansion turns 10 years old in July. The bull market in the S&P 500 Index marked its tenth anniversary back in March, and it appears to be celebrating these achievements by poking into new-high territory. But there is anxiety that the bull market in equities is on its last legs, the victim of a slowing global economy, the lagged impact of last year’s interest-rate increases and, most importantly, a trade war between the U.S. and China.

To be sure, the U.S. economy is hardly firing on all cylinders. There’s a good chance that capital spending will continue to ease in the months ahead, but we’re not forecasting a significant downturn. Corporate cash generation continues to run slightly ahead of capital expenditures. The main point to remember: It’s not unusual for capital expenditures to run well in excess of cash flow, especially toward the end of the economic up-cycle. That’s not happening yet.

New Covenant Funds / Annual Report / June 30, 2019	3

NEW COVENANT FUNDS — JUNE 30, 2019 (Unaudited) (Concluded)

We need to see a severe deterioration in financial and leading economic indicators before climbing onto the recession train. Even after the past two years of multiple Fed rate increases, there are still few signs of a build-up in financial stress.

The big question, of course, is how the evolving tariff war with China affects U.S. economic growth and global trade in the months ahead. Tensions with China and worries about global growth have so far put only a modest dent in the confidence of U.S. businesses. But it certainly looks as if the U.S.-China trade relationship is frosty at best, even though another tariff truce has been declared in order to pursue additional discussions.

We believe the U.S. economy should be able to weather this storm. An all-out tariff war between the two largest economies in the world will undoubtedly be disruptive to supply chains and will likely lead to higher prices for a broad range of consumer goods. Still, it is helpful to keep the problem in perspective. Even if a 25% tariff is eventually imposed on all Chinese imports into the U.S., total duties will equal roughly 0.5% of U.S. GDP.

It is not our intention to minimize the importance of the shift in U.S. trade policy toward protectionism. The speed and ease with which supply chains can be relocated to other countries will be a critical factor, either exacerbating or tempering the tariff impact on consumers and companies in both the U.S. and China. An escalation of the trade wars by the U.S. against other countries would prove far more dangerous for the near-term growth prospects in the U.S. than if trade is disrupted only with China.

We have been thinking that the U.S. would avoid waging multiple tariff wars as it concentrated its firepower on China. Our persistent optimism might not hold. Tariffs on German and Japanese autos are still a possibility later this year.

In all, we think the U.S. economy will show resilience in the face of what is admittedly a stiff headwind. Household income growth continues to advance at a good pace. The decline in interest rates that began late last year will also certainly help consumers.

The market-implied rate forecasts a federal-funds rate of 1.7% at year-end, consistent with three 25 basis point cuts. Although the forecasts of the Federal Open Market Committee members are more cautious, they are moving in the direction of the markets. The recent decline in bond yields to levels last seen in 2016 ranks as one of the biggest surprises of the year. We find it hard to justify these moves. In our view, recession is not likely in the absence of a severe policy mistake, such as fighting a tariff war on multiple fronts.

In emerging economies, when one considers all the headwinds they face—a significant slowdown in Chinese economic growth, the on-going trade tensions between the U.S. and China, weak commodity pricing and a still-resilient U.S. dollar—it’s surprising that emerging stock markets have appreciated at all this year. But as long as a tariff truce remains in place with the U.S., SEI expects China’s economy to improve in the months ahead. Scores of measures, both monetary and fiscal, have been put in place over the past year.

Europe currently faces a variety of distinctive challenges, both economic and political, that makes it hard even for a contrarian investor to get enthusiastic about the near term. Economically, the downward trajectory is similar to that of the 2011-to-2012 period, when the region was in the midst of the periphery debt crisis. However, this time, Germany’s industrial economy is fully participating in the slowdown.

It’s not just the region’s massive exposure to manufacturing and international trade that makes German industrialists glum. There is also a worrisome vacuum of political leadership. Chancellor Angela Merkel is on her way out, and given the country’s central importance in the eurozone and EU, a politically distracted Germany is a concerning issue.

And then, there’s the looming cloud of Brexit. Although it has been delayed until October 31, there is little sign that the breathing space will be put to good use. Boris Johnson was named Prime Minister just after the end of the fiscal year. It’s hard to see how that improves the chances of an orderly exit.

Although economic growth is sluggish, the U.K. economy is not exactly cratering as the deadline approaches. In fact, the unemployment rate has fallen to a multi-decade low. The eurozone also is recording steady labor-market improvement, although the jobless rate itself remains far higher owing to structural factors.

4	New Covenant Funds / Annual Report / June 30, 2019

That said, we can’t help but think Brexit will prove to be a highly disruptive event for the U.K. and the EU if it indeed occurs. Roughly half of the U.K.’s trade in goods, both imports and exports, is with the EU.

We think there is still life in the economic expansion, both in the U.S. and globally. If we’re right, that means corporate profits should continue to expand and push global stock markets to higher levels in the months ahead. This may seem like a bold statement at a time when the world looks increasingly unpredictable, and the economic data point to slowing growth. But we do not yet see the economic imbalances or nosebleed equity-market valuations that typically bring on recessions and an associated contraction in earnings and stock prices. It is also clear that central banks have investors’ backs, as monetary policymakers promise to, or already are, cutting interest rates and providing additional liquidity to their banking systems in both developed and emerging countries.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

New Covenant Funds / Annual Report / June 30, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2019 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. A modest amount of dividend income may be provided by the Fund’s equity securities.

II. Investment Approach

During the fiscal year, the Fund’s management approach changed from an active to mostly passive implementation, while still maintaining the Fund’s social screen and environmental, social, and governance (ESG) tilt as key components for the entire reporting period. For the period from July 1, 2018 through May 13, 2019, the Fund utilized a multi-manager approach, relying on a multiple sub-advisers with different investment approaches to more actively manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). From May 14, 2019 through the end of the reporting period on June 30, 2019, the Fund’s sole remaining sub-adviser managed the Fund as a generally passive implementation along with the social screen and ESG tilt, also under the supervision of SIMC. The sole remaining sub-adviser as of June 30, 2019, was Parametric Portfolio Associates LLC (Parametric). During the reporting period, BlackRock Investment Management, LLC (BlackRock), Brandywine Global Investment Management Company LLC (Brandywine), and Coho Partners, Ltd. (Coho), were removed from the Fund, while Fred Alger Management, Inc. (Alger), was added but later also terminated.

III. Return vs. Benchmark

For the one-year period ending June 30, 2019, the Fund returned 7.21%. The Fund’s primary benchmark—the Russell 1000® Index—returned 10.02%.

IV. Fund Attribution

The fiscal year produced positive returns for equity investors as the global economy expanded gradually and U.S. long-term interest rates declined. Heightened concerns about a potential trade war, along with possible signs of a slowdown in global economic growth, weighed on investors’ minds.

Interest-rate-sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, such as energy, materials and financials, underperformed. These stocks comprised a meaningful portion of the value stock universe, and value indexes lagged relative to growth, as noted in the shareholder letter; the information technology and health care sectors outperformed, and this helped propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

In this environment, the Fund underperformed relative to its benchmark as a result of its underweight to the largest-capitalization names, as well as underweights to real-estate investment trusts and utilities. The Fund’s value tilt—and associated overweight to the energy sector and underweight to information technology—also detracted.

During their time in the Fund, Coho and Brandywine underperformed as a result of their value orientation; an overweight to the energy sector and underweight to information technology detracted for both. Alger and BlackRock contributed to performance due to their growth mandates.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	7.21%	13.26%	8.29%	12.15%	6.37%
Russell 1000® Index	10.02%	14.15%	10.45%	14.77%	9.86%

6	New Covenant Funds / Annual Report / June 30, 2019

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 1000® Index.

1

For the periods ended June 30, 2019. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2019 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the Fund) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of June 30, 2019: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2019, the Fund returned 6.46%. The Fund’s primary benchmark—the Bloomberg Barclays Intermediate US Aggregate Bond Index—returned 6.73%.

IV. Fund Attribution

As noted in the shareholder letter, the Federal Reserve (Fed) increased the federal-funds rate two times in 25 basis point increments in the first half of the fiscal year but made a dovish pivot during early 2019 in response to concerns of downside risk and the impact of global trade developments on the U.S. economy. 30-year Treasury yields declined by a lesser magnitude than 2-year yields over the period, with 2-year yields down 77 basis points and 30-year yields 46 basis points lower; 3-month Treasury bill yields were 19 basis points higher during the 12 months after the Fed hiked rates in September and December of 2018, causing an inversion between 3-month bills and 10-year bonds. Within this environment, spread sectors generally managed to outperform, with the exception of agency mortgage-backed securities (MBS). Expanding GDP, low unemployment and gradually improving wages supported the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and MBS to outperform.

With the sharp decline in overall yields during the reporting period, the Fund’s absolute returns were strong. An overweight to non-Treasury sectors enhanced performance, while a small overweight to agency MBS detracted. Overweights to the securitized sectors, and strong security selection in non-agency mortgages and CMBS, added to relative performance. An overweight to ABS was positive from a sector perspective, but selection within student loan securitizations subtracted. The Fund’s yield-curve posture, which included an overweight to the 30-year segment, aided as yields declined.

Western Asset Management outperformed primarily due to its corporate overweight, holdings in non-agency MBS and overweight to the 30-year part of the curve as yields declined. Income Research & Management also outperformed due to security selection in corporates, particularly within the industrial sector, and an underweight to agency MBS.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	6.46%	2.02%	2.30%	3.50%	2.70%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.73%	2.03%	2.46%	3.34%	5.83%

8	New Covenant Funds / Annual Report / June 30, 2019

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2019. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2019 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2019, the Fund returned 7.12%. The Fund’s primary benchmark—the Russell 1000® Index—returned 10.02%.

IV. Fund Attribution

Equity and fixed-income markets both provided positive returns over the fiscal period. The fiscal year produced positive returns for equity investors as the global economy expanded gradually and U.S. long-term interest rates declined. Heightened concerns about a potential trade war, along with possible signs of a slowdown in global economic growth, weighed on investors’ minds.

Interest-rate-sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, such as energy, materials and financials, underperformed. These stocks comprised a meaningful portion of the value stock universe, and value indexes lagged relative to growth, as noted in the shareholder letter; the information technology and health care sectors outperformed, and this helped propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

As mentioned in the shareholder letter, the Federal Reserve (Fed) increased the federal-funds rate two times in 25 basis point increments in the first half of the fiscal year, but made a dovish pivot during early 2019, in response to concerns of downside risk and the impact of global trade developments on the U.S. economy. 30-year Treasury yields declined by a lesser magnitude than 2-year yields over the period, with 2-year yields down 77 basis points and 30-year yields 46 basis points lower; 3-month Treasury bill yields were 19 basis points higher during the 12 months after the Fed hiked rates in September and December of 2018, causing an inversion between 3-month bills and 10-year bonds. Within this environment, spread sectors generally managed to outperform, with the exception of agency mortgage-backed securities (MBS). Expanding GDP, low unemployment and gradually improving wages supported the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and MBS to outperform.

In the Growth Fund, underperformance was driven by an underweight to the largest-capitalization names, as well as underweights to real-estate investment trusts and utilities. The Fund’s value tilt—and associated overweight to the energy sector and underweight to information technology—also detracted.

With the sharp decline in overall yields during the reporting period, the Fund’s absolute returns were strong. An overweight to non-Treasury sectors enhanced performance, while a small overweight to agency MBS detracted. Overweights to the securitized sectors and strong security selection in non-agency mortgages and CMBS added to performance. An overweight to ABS was positive from a sector perspective, but selection within student loan securitizations subtracted. The Fund’s yield-curve posture, which included an overweight to the 30-year segment, aided as yields declined.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

10	New Covenant Funds / Annual Report / June 30, 2019

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	7.12%	8.71%	5.97%	8.73%	5.26%
Russell 1000® Index	10.02%	14.15%	10.45%	14.77%	10.35%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.73%	2.03%	2.46%	3.34%	5.84%
Blended 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	9.17%	9.36%	7.39%	10.30%	8.80%

Comparison of Change in the Value of a $10,000

Investment in the New Covenant Balanced Growth Fund, versus the Russell 1000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2019. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2019 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2019, the Fund returned 6.76%. The Fund’s primary benchmark—the Russell 1000® Index—returned 10.02%.

IV. Fund Attribution

Equity and fixed-income markets both provided positive returns over the fiscal period. As noted in the shareholder letter, the Federal Reserve (Fed) increased the federal-funds rate two times in 25 basis point increments in the first half of the fiscal year, but made a dovish pivot during early 2019 in response to concerns of downside risk and the impact of global trade developments on the U.S. economy. 30-year Treasury yields declined by a lesser magnitude than 2-year yields over the period, with 2-year yields down 77 basis points and 30-year yields 46 basis points lower; 3-month Treasury bill yields were 19 basis points higher during the 12 months after the Fed hiked rates in September and December of 2018, causing an inversion between 3-month bills and 10-year bonds. Within this environment, spread sectors generally managed to outperform, with the exception of agency mortgage-backed securities (MBS). Expanding GDP, low unemployment and gradually improving wages supported the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and MBS to outperform.

The fiscal year produced positive returns for equity investors as the global economy expanded gradually and U.S. long-term interest rates declined. Heightened concerns about a potential trade war, along with possible signs of a slowdown in global economic growth, weighed on investors’ minds.

Interest-rate-sensitive bond proxies, such as utilities, consumer staples and real-estate investment trusts, outperformed. These sectors represented a significant portion of the low-volatility stock universe and, as a result, low-volatility stocks outperformed. Economically-sensitive sectors, such as energy, materials and financials, underperformed. These stocks comprised a meaningful portion of the value stock universe, and value indexes lagged relative to growth, as mentioned in the shareholder letter; the information technology and health care sectors outperformed, and this helped propel growth indexes higher. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

With the sharp decline in overall yields during the reporting period, the Fund’s absolute returns were strong. An overweight to non-Treasury sectors enhanced performance, while a small overweight to agency MBS detracted. Overweights to the securitized sectors and strong security selection in non-agency mortgages and CMBS added to performance. An overweight to ABS was positive from a sector perspective, but selection within student loan securitizations subtracted. The Fund’s yield-curve posture, which included an overweight to the 30-year segment, aided as yields declined.

In the Growth Fund, underperformance was driven by an underweight to the largest-capitalization names, as well as underweights to real-estate investment trusts and utilities. The Fund’s value tilt—and associated overweight to the energy sector and underweight to information technology—also detracted.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

12	New Covenant Funds / Annual Report / June 30, 2019

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	6.76%	5.81%	4.40%	6.46%	4.08%
Russell 1000® Index	10.02%	14.15%	10.45%	14.77%	9.86%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.73%	2.03%	2.46%	3.34%	5.66%
Blended 35% Russell 1000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	8.32%	6.33%	5.38%	7.43%	7.37%

Comparison of Change in the Value of a $10,000

Investment in the New Covenant Balanced Income Fund, versus the Russell 1000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2019. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2019	13

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.5%
Canada — 0.0%
Lululemon Athletica lnc *	771	$139

Ireland — 1.1%
Accenture PLC, CI A	11,297	2,087
Ingersoll-Rand PLC	7,234	916
Jazz Pharmaceuticals PLC *	616	88
Medtronic PLC	19,976	1,946
Perrigo Co PLC	1,650	79

		5,116

Puerto Rico — 0.0%
Popular Inc	1,507	82

Switzerland — 0.1%
Garmin Ltd	2,934	234

United Kingdom — 0.1%
Aon PLC	2,921	564

United States — 96.2%

Communication Services — 8.6%
Activision Blizzard Inc	8,449	399
Alphabet Inc, CI A *	4,600	4,981
Alphabet Inc, CI C *	4,691	5,071
AT&T Inc	133,201	4,464
CenturyLink Inc	7,881	93
Charter Communications Inc, CI A*	2,147	848
Cinemark Holdings Inc	2,104	76
Comcast Corp, CI A	66,971	2,832
Electronic Arts lnc *	2,980	302
Facebook Inc, CI A*	41,503	8,010
Fox Corp, CI A	1,372	50
Fox Corp, CI B	5,833	213
Interpublic Group of Cos Inc/The	8,487	192
John Wiley & Sons Inc, CI A	3,657	168
Liberty Media Corp-Liberty Formula One, CI A *	4,776	171

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Media Corp-Liberty Formula One, CI C *	5,721	$214
Live Nation Entertainment lnc *	1,313	87
News Corp	7,134	100
Omnicom Group Inc	18,116	1,485
Spotify Technology SA *	607	89
Sprint Corp *	31,627	208
Take-Two Interactive Software Inc *	830	94
T-Mobile US lnc *	3,026	224
Twitter Inc *	6,144	214
Verizon Communications Inc	62,462	3,568
Viacom Inc, CI A	2,473	84
Viacom Inc, CI B	7,351	220
Walt Disney Co/The	26,709	3,730
Zayo Group Holdings lnc *	2,614	86
Zillow Group Inc, CI C *	2,383	111
Zynga Inc, CI A *	14,448	89

		38,473

Consumer Discretionary — 10.6%
Amazon.com lnc *	6,511	12,329
Aptiv PLC	3,490	282
Aramark	6,162	222
AutoZone lnc *	235	258
Best Buy Co Inc	3,307	231
Booking Holdings lnc *	624	1,170
BorgWarner Inc	4,528	190
Bright Horizons Family Solutions Inc *	649	98
Burlington Stores Inc *	1,183	201
Cable One Inc	79	92
CarMax Inc *	1,086	94
Carnival Corp	11,633	542
Carvana Co, CI A *	1,405	88
CBS Corp, CI B	1,742	87
Chipotle Mexican Grill Inc, CI A *	122	89
Choice Hotels International Inc	1,031	90
Columbia Sportswear Co	891	89
Darden Restaurants Inc	705	86
Discovery Inc, CI A *	3,016	93
Discovery Inc, CI C *	3,206	91
Dollar General Corp	2,859	387
Dollar Tree lnc *	2,154	231
Domino’s Pizza Inc	309	86
DR Horton Inc	1,973	85
Dunkin’ Brands Group Inc	2,803	223
eBay Inc	24,197	956
Expedia Group Inc	723	96
Floor & Decor Holdings Inc, CI A *	2,075	87
Ford Motor Co	41,791	427
frontdoor lnc *	2,205	96
Gap Inc/The	14,224	256
General Motors Co	51,542	1,986
Gentex Corp	3,795	94

14	New Covenant Funds / Annual Report / June 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Genuine Parts Co	871	$90
Goodyear Tire & Rubber Co/The	5,710	87
Grand Canyon Education lnc *	729	85
GrubHub lnc *	1,289	101
H&R Block Inc	3,157	93
Hanesbrands Inc	13,319	229
Harley-Davidson Inc	2,391	86
Hasbro Inc	2,632	278
Hilton Grand Vacations lnc *	3,016	96
Hilton Worldwide Holdings Inc	4,365	427
Home Depot Inc/The	16,979	3,531
Hyatt Hotels Corp, CI A	2,635	201
Kohl’s Corp	1,859	88
L Brands Inc	5,950	155
Lear Corp	1,457	203
Leggett & Platt Inc	2,232	86
Lennar Corp, CI A	1,654	80
LKQ Corp *	3,141	84
Lowe’s Cos Inc	23,723	2,394
Macy’s Inc	4,042	87
Madison Square Garden Co/The *	284	79
Marriott International lnc/MD, CI A	3,599	505
Mattel lnc *	18,661	209
McDonald’s Corp	11,361	2,359
Mohawk Industries Inc *	634	93
Netflix Inc *	6,211	2,281
Newell Brands Inc	5,602	86
News Corp	7,212	97
NIKE Inc, CI B	17,157	1,440
Nordstrom Inc	3,866	123
Norwegian Cruise Line Holdings Ltd *	1,482	79
O’Reilly Automotive lnc *	677	250
Polaris Industries Inc	966	88
Pool Corp	466	89
PulteGroup Inc	26,308	832
PVH Corp	1,776	168
Qurate Retail lnc *	9,266	115
Ralph Lauren Corp, CI A	690	79
Roku Inc, CI A *	933	85
Ross Stores Inc	13,755	1,363
Royal Caribbean Cruises Ltd	8,804	1,067
Service Corp International/US	2,015	94
Six Flags Entertainment Corp	1,563	78
Starbucks Corp	16,902	1,417
Tapestry Inc	2,803	89
Target Corp	6,577	570
Tesla lnc *	1,323	296
Tiffany & Co	2,287	214
TJX Cos Inc/The	15,858	838
Toll Brothers Inc	2,246	82
Tractor Supply Co	2,377	259
Tribune Media Co, CI A	1,847	85

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ulta Beauty lnc *	279	$97
Under Armour Inc, CI A *	3,938	100
Under Armour Inc, CI C *	4,463	99
Urban Outfitters lnc *	3,059	70
Vail Resorts Inc	381	85
VF Corp	4,023	352
Wayfair Inc, CI A*	590	86
Wendy’s Co/The	11,419	224
Whirlpool Corp	638	91
Williams-Sonoma Inc	3,319	216
Wyndham Destinations Inc	4,669	205
Wyndham Hotels & Resorts Inc	3,409	190
Yum China Holdings Inc	1,913	88
Yum! Brands Inc	3,237	358

		47,683

Consumer Staples — 6.8%
Archer-Daniels-Midland Co	4,997	204
Beyond Meat Inc *	535	86
Bunge Ltd	1,596	89
Campbell Soup Co	10,354	415
Church & Dwight Co Inc	3,000	219
Clorox Co/The	3,366	516
Coca-Cola Co/The	77,274	3,935
Colgate-Palmolive Co	14,526	1,041
Conagra Brands Inc	30,656	813
Costco Wholesale Corp	6,316	1,669
Coty Inc, CI A	7,317	98
Energizer Holdings Inc	1,973	76
Estee Lauder Cos Inc/The, CI A	2,390	438
Flowers Foods Inc	9,872	230
General Mills Inc	13,887	729
Hain Celestial Group Inc/The *	3,752	82
Hershey Co/The	2,295	308
Hormel Foods Corp	4,797	194
Ingredion Inc	4,380	361
JM Smucker Co/The	10,889	1,254
Kellogg Co	6,713	360
Keurig Dr Pepper Inc	38,334	1,108
Kimberly-Clark Corp	6,484	864
Kraft Heinz Co/The	4,224	131
Kroger Co/The	57,546	1,249
McCormick & Co Inc/MD	2,916	452
Mondelez International Inc, CI A	18,714	1,009
Monster Beverage Corp *	2,979	190
PepsiCo Inc	31,732	4,161
Pilgrim’s Pride Corp *	3,030	77
Post Holdings lnc *	793	82
Procter & Gamble Co/The	37,857	4,151
Spectrum Brands Holdings Inc	1,320	71
Sprouts Farmers Market lnc *	9,458	179
Sysco Corp	8,925	631
TreeHouse Foods lnc *	1,471	80

New Covenant Funds / Annual Report / June 30, 2019	15

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tyson Foods Inc, CI A	1,963	$158
US Foods Holding Corp *	2,211	79
Walgreens Boots Alliance Inc	8,946	489
Walmart Inc	20,825	2,301

		30,579

Energy — 5.1%
Anadarko Petroleum Corp	5,131	362
Apache Corp	4,822	140
Apergy Corp *	5,586	187
Baker Hughes a GE Co, CI A	7,765	191
Cabot Oil & Gas Corp	3,306	76
Cheniere Energy Inc *	1,265	87
Chesapeake Energy Corp *	32,883	64
Chevron Corp	39,996	4,977
Concho Resources Inc	1,204	124
ConocoPhillips	28,755	1,754
Continental Resources Inc/OK	2,048	86
Devon Energy Corp	8,276	236
Diamondback Energy Inc	796	87
EOG Resources Inc	6,996	652
EQT Corp	2,732	43
Equitrans Midstream Corp	2,185	43
Exxon Mobil Corp	65,031	4,983
Halliburton Co	23,046	524
Helmerich & Payne Inc	1,494	76
Hess Corp	7,788	495
HollyFrontier Corp	3,119	144
Kinder Morgan Inc/DE	21,442	448
Kosmos Energy Ltd	31,233	196
Marathon Oil Corp	10,930	155
Marathon Petroleum Corp	7,000	391
Murphy Oil Corp	3,117	77
National Oilwell Varco Inc	3,446	77
Noble Energy Inc	6,179	138
Occidental Petroleum Corp	33,170	1,668
ONEOK Inc	3,505	241
PBF Energy Inc, CI A	2,828	89
Phillips 66	4,879	456
Pioneer Natural Resources Co	1,910	294
Range Resources Corp	22,746	159
Schlumberger Ltd	51,478	2,046
Targa Resources Corp	5,515	217
Valero Energy Corp	4,219	361
Williams Cos Inc/The	13,098	367

		22,711

Financials — 12.6%
Affiliated Managers Group Inc	910	84
Aflac Inc	8,664	475
Alleghany Corp *	128	87
Allstate Corp/The	3,458	352
American Express Co	9,360	1,155

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
American International Group Inc	10,083	$537
Ameriprise Financial Inc	1,604	233
Annaly Capital Management Inc ‡	8,922	81
Arch Capital Group Ltd *	2,404	89
Arthur J Gallagher & Co	1,029	90
Assurant Inc	883	94
AXA Equitable Holdings Inc	37,558	785
Bank of America Corp	166,804	4,837
Bank of Hawaii Corp	1,051	87
Bank of New York Mellon Corp/The	12,656	559
Bank OZK	2,609	78
BankUnited Inc	2,418	82
BB&T Corp	8,015	394
Berkshire Hathaway Inc, CI B *	30,259	6,451
BlackRock Inc, CI A	1,478	694
Brighthouse Financial lnc *	2,182	80
Brown & Brown Inc	2,667	89
Capital One Financial Corp	5,083	461
Cboe Global Markets Inc	830	86
Charles Schwab Corp/The	14,548	585
Chubb Ltd	5,856	863
Cincinnati Financial Corp	891	92
Citigroup Inc	55,008	3,852
Citizens Financial Group Inc	2,381	84
CME Group Inc, CI A	4,747	921
CNA Financial Corp	1,871	88
Comerica Inc	2,799	203
Commerce Bancshares Inc/MO	1,418	85
Credit Acceptance Corp *	177	86
Cullen/Frost Bankers Inc	850	80
Discover Financial Services	3,009	233
E*TRADE Financial Corp	1,729	77
East West Bancorp Inc	1,710	80
Erie Indemnity Co, CI A	433	110
FactSet Research Systems Inc	306	88
Fifth Third Bancorp	4,599	128
First Hawaiian Inc	3,126	81
First Republic Bank/CA	831	81
Franklin Resources Inc	6,856	239
Goldman Sachs Group Inc/The	5,574	1,140
Hanover Insurance Group Inc/The	694	89
Hartford Financial Services Group Inc/The	4,042	225
Huntington Bancshares Inc/OH	6,282	87
Intercontinental Exchange Inc	6,350	546
Invesco Ltd	50,690	1,037
JPMorgan Chase & Co	59,458	6,647
KeyCorp	12,904	229
Lazard Ltd, CI A (A)	2,316	80
Lincoln National Corp	3,621	234
Loews Corp	1,670	91
LPL Financial Holdings Inc	1,036	84
M&T Bank Corp	929	158

16	New Covenant Funds / Annual Report / June 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Markel Corp *	81	$88
MarketAxess Holdings Inc	305	98
Marsh & McLennan Cos Inc	20,171	2,012
Mercury General Corp	1,523	95
MetLife Inc	8,552	425
Moody’s Corp	1,782	348
Morgan Stanley	35,755	1,566
Morningstar Inc	1,607	232
MSCl lnc, CI A	1,669	399
Nasdaq Inc	2,378	229
New York Community Bancorp Inc	7,595	76
Northern Trust Corp	8,350	751
OneMain Holdings Inc, CI A	2,529	86
People’s United Financial Inc	5,001	84
Pinnacle Financial Partners Inc	1,489	86
PNC Financial Services Group Inc/The	5,690	781
Principal Financial Group Inc	7,045	408
Progressive Corp/The	6,981	558
Prosperity Bancshares Inc	1,192	79
Prudential Financial Inc	16,015	1,618
Raymond James Financial Inc	980	83
Regions Financial Corp	5,703	85
Reinsurance Group of America Inc, CI A	578	90
S&P Global Inc	8,103	1,846
Santander Consumer USA Holdings Inc	4,038	97
Signature Bank/New York NY	676	82
SLM Corp	8,316	81
State Street Corp	23,884	1,339
SunTrust Banks Inc	4,136	260
SVB Financial Group *	346	78
Synchrony Financial	6,500	225
T Rowe Price Group Inc	2,711	297
TD Ameritrade Holding Corp	1,608	80
TFS Financial Corp	4,940	89
Torchmark Corp	972	87
Travelers Cos Inc/The	2,743	410
Two Harbors Investment Corp	6,390	81
US Bancorp	20,106	1,054
Voya Financial Inc	4,001	221
Wells Fargo & Co	61,564	2,913
Western Alliance Bancorp *	1,801	80
Willis Towers Watson PLC	1,386	266
WR Berkley Corp	1,397	92
Zions Bancorp NA	1,771	81

		56,699

Health Care — 13.6%
Abbott Laboratories	42,548	3,578
AbbVie Inc	21,492	1,563
ABIOMED Inc *	332	87
Agilent Technologies Inc	7,874	588
Alexion Pharmaceuticals lnc *	2,032	266
Align Technology Inc *	602	165

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allergan PLC	4,194	$702
Alnylam Pharmaceuticals lnc *	1,202	87
AmerisourceBergen Corp, CI A	1,108	94
Amgen Inc	16,833	3,102
Anthem Inc	3,366	950
Baxter International Inc	12,373	1,013
Becton Dickinson and Co	4,437	1,118
Biogen lnc *	3,113	728
BioMarin Pharmaceutical lnc *	1,042	89
Bio-Rad Laboratories Inc, CI A *	813	254
Bio-Techne Corp	426	89
Bluebird Bio lnc *	645	82
Boston Scientific Corp *	40,840	1,755
Bristol-Myers Squibb Co	29,745	1,349
Bruker Corp	1,999	100
Cantel Medical Corp	1,233	100
Cardinal Health Inc	4,140	195
Celgene Corp *	8,987	831
Centene Corp *	3,110	163
Cerner Corp	2,541	186
Charles River Laboratories International lnc *	629	89
Cigna Corp	5,007	789
Cooper Cos Inc/The	295	100
Covetrus lnc *	1,045	25
CVS Health Corp	41,565	2,265
Danaher Corp	10,230	1,462
DaVita lnc *	1,647	93
DENTSPLY SIRONA Inc	3,113	182
DexCom lnc *	723	108
Edwards Lifesciences Corp *	2,828	523
Elanco Animal Health lnc *	6,958	235
Eli Lilly & Co	12,283	1,361
Encompass Health Corp	1,377	87
Exact Sciences Corp *	930	110
Exelixis Inc *	4,344	93
Gilead Sciences Inc	18,126	1,224
HCA Healthcare Inc	2,683	363
Henry Schein lnc *	2,612	183
Hill-Rom Holdings Inc	2,029	212
Hologic lnc *	1,882	90
Humana Inc	2,054	545
ICU Medical lnc *	374	94
IDEXX Laboratories lnc *	690	190
IlIumina lnc *	3,352	1,234
Incyte Corp *	1,063	90
Insulet Corp *	831	99
Integra LifeSciences Holdings Corp *	1,632	91
Intuitive Surgical Inc *	1,480	776
IQVIA Holdings Inc *	1,493	240
Johnson & Johnson	51,318	7,147
Laboratory Corp of America Holdings *	515	89
McKesson Corp	1,711	230

New Covenant Funds / Annual Report / June 30, 2019	17

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
MEDNAX Inc *	2,907	$73
Merck & Co Inc	56,489	4,737
Mettler-Toledo International Inc *	562	472
Moderna Inc *	8,718	128
Mylan NV *	3,872	74
Neurocrine Biosciences lnc *	1,089	92
Penumbra lnc *	654	105
PerkinElmer Inc	928	90
Pfizer Inc	86,529	3,748
PRA Health Sciences lnc *	931	92
Premier Inc, CI A *	2,266	89
QIAGEN NV *	2,338	95
Quest Diagnostics Inc	865	88
Regeneron Pharmaceuticals lnc *	1,105	346
ResMed Inc	2,930	358
Sage Therapeutics Inc *	516	94
Sarepta Therapeutics lnc *	703	107
STERIS PLC	1,661	247
Stryker Corp	4,567	939
Teleflex Inc	742	246
Thermo Fisher Scientific Inc	5,791	1,701
UnitedHealth Group Inc	20,119	4,909
Universal Health Services Inc, CI B	698	91
Varian Medical Systems Inc *	1,773	241
Veeva Systems Inc, CI A *	904	147
Vertex Pharmaceuticals lnc *	3,090	567
Waters Corp *	395	85
WellCare Health Plans lnc *	313	89
West Pharmaceutical Services Inc	1,875	235
Zimmer Biomet Holdings Inc	4,581	539
Zoetis Inc, CI A	6,097	692

		61,169

Industrials — 8.3%
3M Co	13,677	2,371
Acuity Brands Inc	598	82
AECOM *	6,633	251
AGCO Corp	1,171	91
Alaska Air Group Inc	3,175	203
Allegion PLC	855	94
Allison Transmission Holdings Inc	1,870	87
American Airlines Group Inc	26,880	876
AMETEK Inc	1,712	156
AO Smith Corp	1,708	80
Arconic Inc	7,379	191
Armstrong World Industries Inc	979	95
BWX Technologies Inc	6,269	327
CH Robinson Worldwide Inc	1,051	89
Cintas Corp	4,567	1,084
Clean Harbors Inc *	1,228	87
Copart lnc *	1,284	96
CoStar Group Inc *	266	147
Crane Co	999	83

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CSX Corp	9,694	$750
Cummins Inc	3,179	545
Curtiss-Wright Corp	1,789	227
Deere & Co	4,735	785
Delta Air Lines Inc	28,033	1,591
Donaldson Co Inc	1,646	84
Dover Corp	2,207	221
Eaton Corp PLC	13,217	1,101
Emerson Electric Co	6,592	440
Equifax Inc	719	97
Expeditors International of Washington Inc	1,163	88
Fastenal Co	6,120	199
FedEx Corp	3,607	592
Flowserve Corp	1,726	91
Fluor Corp	4,373	147
Fortune Brands Home & Security Inc	1,585	91
Gardner Denver Holdings lnc *	2,502	87
Gates Industrial Corp PLC *	6,472	74
General Electric Co	121,638	1,277
Graco Inc	1,670	84
GrafTech International Ltd	7,088	82
HD Supply Holdings Inc *	1,986	80
HEICO Corp	4,884	654
HEICO Corp, CI A	1,813	187
Hexcel Corp	4,105	332
Honeywell International Inc	10,659	1,861
Hubbell, Inc CI B	682	89
IDEX Corp	555	95
IHS Markit Ltd *	3,910	249
Illinois Tool Works Inc	12,876	1,942
ITT Inc	1,404	92
Jacobs Engineering Group Inc	1,091	92
JetBlue Airways Corp *	4,688	87
Johnson Controls International plc	19,263	796
Kansas City Southern	1,741	212
Kirby Corp *	1,032	81
Landstar System Inc	2,284	247
Lennox International Inc	310	85
Lincoln Electric Holdings Inc	1,027	84
Lyft Inc, CI A *	1,333	88
Macquarie Infrastructure Corp	2,041	83
ManpowerGroup Inc	3,586	347
Masco Corp	6,315	248
Middleby Corp/The *	632	86
MSC Industrial Direct Co Inc, CI A	1,115	83
Nielsen Holdings PLC	10,117	229
Nordson Corp	600	85
Norfolk Southern Corp	3,218	641
nVent Electric PLC	3,298	82
Oshkosh Corp	2,762	231
Owens Corning	4,958	289
PACCAR Inc	3,029	217

18	New Covenant Funds / Annual Report / June 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Parker-Hannifin Corp	1,231	$209
Pentair PLC	4,928	183
Quanta Services Inc	2,291	88
Regal Beloit Corp	1,068	87
Republic Services Inc, CI A	2,647	229
Resideo Technologies lnc *	448	10
Rockwell Automation Inc	1,620	265
Rollins Inc	2,355	85
Roper Technologies Inc	1,151	421
Ryder System Inc	1,425	83
Schneider National Inc, CI B	4,347	79
Sensate Technologies Holding PLC *	4,273	209
Southwest Airlines Co	4,524	230
Spirit AeroSystems Holdings Inc, CI A	8,213	668
Stanley Black & Decker Inc	1,349	195
Stericycle lnc *	1,710	82
Teledyne Technologies Inc *	878	240
Timken Co/The	1,715	88
Toro Co/The	1,175	79
TransDigm Group lnc *	1,732	838
TransUnion	3,412	251
Trinity Industries Inc	3,977	82
Union Pacific Corp	12,488	2,112
United Airlines Holdings Inc *	2,850	249
United Parcel Service Inc, CI B	9,414	972
United Rentals lnc *	1,692	224
Univar lnc *	10,632	234
Valmont Industries Inc	689	87
Verisk Analytics Inc, CI A	1,729	253
WABCO Holdings Inc *	649	86
Wabtec Corp	465	33
Waste Management Inc	6,467	746
Watsco Inc	537	88
WESCO International lnc *	3,527	179
Woodward Inc	769	87
WW Grainger Inc	5,055	1,356
XPO Logistics lnc *	1,396	81
Xylem Inc/NY	8,168	683

		37,288

Information Technology — 20.9%
2U lnc *	2,061	78
Adobe lnc *	12,031	3,545
Advanced Micro Devices lnc *	9,113	277
Akamai Technologies lnc *	3,119	250
Alliance Data Systems Corp	1,335	187
Alteryx Inc, CIA *	810	88
Amdocs Ltd	3,632	226
Amphenol Corp, CI A	2,838	272
Analog Devices Inc	4,564	515
Anaplan Inc *	1,752	88
AHSYS Inc *	448	92
Apple Inc	74,954	14,835

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Applied Materials Inc	10,761	$483
Arista Networks lnc *	768	199
Arrow Electronics lnc *	2,550	182
Atlassian Corp PLC, CI A*	665	87
Autodesk lnc *	3,559	580
Automatic Data Processing Inc	14,168	2,342
Avnet Inc	1,892	86
Black Knight lnc *	1,569	94
Booz Allen Hamilton Holding Corp, CI A	1,402	93
Broadcom Inc	6,023	1,734
Broadridge Financial Solutions Inc	720	92
Cadence Design Systems lnc *	1,372	97
CDK Global Inc	1,636	81
CDW Corp/DE	806	89
Cisco Systems Inc	68,588	3,754
Citrix Systems Inc	1,980	194
Cognex Corp	1,834	88
Cognizant Technology Solutions Corp, CI A	8,315	527
Coherent lnc *	626	85
CommScope Holding Co lnc *	7,086	112
CoreLogic Inc/United States *	2,160	90
Corning Inc	6,104	203
Coupa Software lnc *	688	87
Cree lnc *	1,483	83
Cypress Semiconductor Corp	13,021	290
Dell Technologies Inc, CI C *	4,108	209
DocuSign Inc, CI A *	1,618	80
DXC Technology Co	5,395	298
Elastic NV *	2,388	178
EPAM Systems lnc *	1,434	248
Euronet Worldwide Inc *	567	95
F5 Networks lnc *	578	84
Fair Isaac Corp *	299	94
Fidelity National Information Services Inc	3,381	415
FireEye Inc *	5,502	82
First Data Corp, CI A *	6,781	184
First Solar Inc *	3,538	232
Fiserv Inc *	4,409	402
FleetCor Technologies Inc *	729	205
FLIR Systems Inc	1,671	90
Fortinet lnc *	1,036	80
Genpact Ltd	6,870	262
Global Payments Inc	1,393	223
GoDaddy Inc, CI A *	1,102	77
Guidewire Software Inc *	824	84
IAC/lnterActiveCorp *	376	82
Intel Corp	67,438	3,228
International Business Machines Corp	13,123	1,810
Intuit Inc	3,714	971
IPG Photonics Corp *	558	86
Jabil lnc	6,948	220
Jack Henry & Associates Inc	636	85

New Covenant Funds / Annual Report / June 30, 2019	19

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Juniper Networks Inc	7,826	$208
Keysight Technologies Inc *	3,329	299
KLA-Tencor Corp	1,904	225
Lam Research Corp	5,705	1,072
Littelfuse Inc	487	86
LogMeln Inc	1,076	79
Manhattan Associates Inc *	1,278	89
Marvell Technology Group Ltd	10,344	247
Mastercard Inc, CI A	13,682	3,619
Maxim Integrated Products Inc	3,740	224
Microchip Technology Inc	16,703	1,448
Micron Technology Inc *	29,536	1,140
Microsoft Corp	119,663	16,030
MKS Instruments Inc	1,029	80
MongoDB Inc, CI A *	574	87
Monolithic Power Systems Inc	630	85
National Instruments Corp	4,960	208
NCR Corp *	2,759	86
NetApp Inc	2,936	181
Nutanix Inc, CI A *	2,317	60
NVIDIA Corp	9,892	1,625
Okta Inc, CI A *	812	100
ON Semiconductor Corp *	9,649	195
Oracle Corp	34,708	1,977
Pagerduty Inc *	1,821	86
Palo Alto Networks Inc *	541	110
Paychex Inc	2,612	215
PayPal Holdings Inc *	18,658	2,136
Pegasystems Inc	1,214	86
Pluralsight Inc, CI A *	2,621	80
Proofpoint Inc *	706	85
Pure Storage Inc, CI A *	3,883	59
Qorvo Inc *	2,803	187
QUALCOMM Inc	31,230	2,376
RealPage Inc *	1,444	85
Red Hat Inc *	1,935	363
RingCentral lnc, CI A *	699	80
Sabre Corp	4,174	93
salesforce.com *	18,882	2,865
ServiceNow Inc *	2,242	616
Skyworks Solutions Inc	2,779	215
Smartsheet Inc, CI A *	1,824	88
SolarWinds Corp *	11,567	212
Splunk Inc *	733	92
Square Inc, CI A *	2,891	210
Switch Inc, CI A	7,588	99
Symantec Corp	13,065	284
Synopsys Inc *	716	92
Teradata Corp *	4,437	159
Teradyne Inc	4,784	229
Texas Instruments Inc	13,483	1,547
Total System Services Inc	2,202	283

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Trade Desk Inc/The, CI A *	376	$86
Trimble Inc *	2,035	92
Twilio Inc, CI A *	639	87
Tyler Technologies Inc *	393	85
Universal Display Corp	521	98
VeriSign Inc *	780	163
Versum Materials Inc	4,128	213
Visa Inc, CI A	35,410	6,145
VMware Inc, CI A *	1,343	225
Western Digital Corp	2,423	115
Western Union Co/The	4,423	88
WEX Inc *	415	86
Workday Inc, CI A *	2,079	427
Worldpay Inc, CI A *	3,442	422
Xerox Corp	7,073	250
Xilinx Inc	2,240	264
Zebra Technologies Corp, CI A *	438	92
Zendesk Inc *	968	86
Zscaler Inc *	1,122	86

		93,901

Materials — 3.4%
Air Products & Chemicals Inc	4,688	1,061
Albemarle Corp	1,720	121
Alcoa Corp *	5,657	132
AptarGroup Inc	1,944	242
Ashland Global Holdings Inc	1,131	90
Avery Dennison Corp	2,082	241
Axalta Coating Systems Ltd *	7,963	237
Ball Corp	14,154	991
Berry Global Group Inc *	4,123	217
Cabot Corp	5,731	273
Celanese Corp, CI A	1,119	121
Corteva Inc	9,937	294
Crown Holdings Inc *	15,718	960
Domtar Corp	4,337	193
Dow Inc	7,697	380
DuPont de Nemours Inc	9,937	746
Eagle Materials Inc	964	90
Eastman Chemical Co	11,106	864
Ecolab Inc	3,153	623
Element Solutions Inc *	7,705	80
FMC Corp	2,400	199
Freeport-McMoRan Inc	55,083	640
Graphic Packaging Holding Co	6,282	88
Huntsman Corp	4,321	88
International Flavors & Fragrances Inc	2,307	335
International Paper Co	4,549	197
Linde PLC	7,642	1,535
LyondellBasell lndustries NV, CI A	2,182	188
Martin Marietta Materials Inc	397	91
Mosaic Co/The	3,590	90
Newmont Goldcorp Corp	32,004	1,231

20	New Covenant Funds / Annual Report / June 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nucor Corp	1,510	$83
Packaging Corp of America	876	83
PPG Industries Inc	2,274	265
Sealed Air Corp	1,978	85
Sherwin-Williams Co/The	2,451	1,123
Sunoco Products Co	3,525	230
Southern Copper Corp	2,407	94
Steel Dynamics Inc	2,648	80
Valvoline Inc	11,216	219
Vulcan Materials Co	665	91
Westrock Co	6,045	220

		15,211

Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	1,497	211
American Campus Communities Inc ‡	1,870	86
American Tower Corp, CI A ‡	6,167	1,261
Apartment Investment & Management Co, CI A ‡	1,721	86
Apple Hospitality REIT Inc ‡	5,196	82
AvalonBay Communities Inc ‡	3,261	663
Boston Properties Inc ‡	1,468	189
Brandywine Realty Trust ‡	14,492	208
Brixmor Property Group Inc ‡	4,703	84
Brookfield Property REIT Inc, CI A ‡	11,155	211
Camden Property Trust ‡	850	89
CBRE Group Inc, CI A *	4,438	228
Colony Capital Inc ‡	41,643	208
Columbia Property Trust Inc ‡	3,886	81
Corporate Office Properties Trust ‡	7,752	204
Crown Castle International Corp ‡	5,303	691
CubeSmart ‡	2,615	87
CyrusOne Inc ‡	1,416	82
Digital Realty Trust Inc ‡	1,874	221
Douglas Emmett Inc ‡	5,367	214
Duke Realty Corp ‡	2,798	88
Empire State Realty Trust Inc, CI A ‡	5,592	83
Equinix Inc ‡	963	486
Equity Commonwealth *‡	2,677	87
Equity LifeStyle Properties Inc ‡	734	89
Equity Residential ‡	3,485	265
Essex Property Trust Inc ‡	303	88
Extra Space Storage Inc ‡	811	86
Federal Realty Investment Trust ‡	664	86
Gaming and Leisure Properties Inc ‡	2,146	84
HCP Inc ‡	6,436	206
Healthcare Trust of America Inc, CI A ‡	3,127	86
Highwoods Properties Inc ‡	1,945	80
Hospitality Properties Trust ‡	3,299	83
Host Hotels & Resorts Inc ‡	17,568	320
Howard Hughes Corp/The *	795	98
Hudson Pacific Properties Inc ‡	2,475	82
Iron Mountain Inc ‡	5,996	188

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
JBG SMITH Properties ‡	2,065	$81
Jones Lang LaSalle Inc	1,270	179
Kilroy Realty Corp ‡	4,516	333
Kimco Realty Corp ‡	4,679	86
Lamar Advertising Co, CI A ‡	1,059	86
Liberty Property Trust ‡	1,784	89
Life Storage Inc ‡	901	86
Macerich Co/The ‡	5,238	175
Mid-America Apartment Communities Inc ‡	772	91
Paramount Group Inc ‡	5,922	83
Prologis Inc ‡	18,853	1,510
Public Storage ‡	1,632	389
Realty Income Corp ‡	2,296	158
Regency Centers Corp ‡	3,123	208
Retail Properties of America Inc, CI A ‡	6,789	80
SBA Communications Corp, CI A *‡	994	224
Simon Property Group Inc ‡	3,706	592
SL Green Realty Corp ‡	2,476	199
STORE Capital Corp ‡	2,555	85
Taubman Centers Inc ‡	1,690	69
UDR Inc ‡	1,932	87
Ventas Inc ‡	3,279	224
VEREIT Inc ‡	10,217	92
Vornado Realty Trust ‡	2,903	186
Weingarten Realty Investors ‡	2,933	80
Welltower Inc ‡	4,270	348
Weyerhaeuser Co ‡	17,005	448
WP Carey Inc ‡	1,084	88

		14,127

Utilities — 3.1%
AES Corp/VA	5,282	88
Alliant Energy Corp	4,695	230
Ameren Corp	1,172	88
American Electric Power Co Inc	5,930	522
American Water Works Co Inc	2,717	315
Aqua America Inc	2,221	92
Avangrid Inc	1,720	87
CenterPoint Energy Inc	7,150	205
CMS Energy Corp	22,380	1,296
Consolidated Edison Inc	3,086	271
Dominion Energy Inc	9,975	771
DTE Energy Co	9,809	1,254
Duke Energy Corp	9,540	842
Edison International	3,288	222
Entergy Corp	2,276	234
Evergy Inc	1,477	89
Eversource Energy	10,983	832
Exelon Corp	11,090	532
FirstEnergy Corp	3,859	165
Hawaiian Electric Industries Inc	2,040	89
MDU Resources Group Inc	3,334	86
National Fuel Gas Co	1,502	79

New Covenant Funds / Annual Report / June 30, 2019	21

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NextEra Energy Inc	6,768	$1,386
NiSource Inc	13,892	400
NRG Energy Inc	2,300	81
OGE Energy Corp	2,067	88
PG&E Corp *	4,614	106
Pinnacle West Capital Corp	2,640	248
PPL Corp	7,025	218
Public Service Enterprise Group Inc	4,452	262
Sempra Energy	3,086	424
Southern Co/The	13,370	739
UGI Corp	1,560	84
WEC Energy Group Inc	2,779	232
Xcel Energy Inc	21,147	1,258

		13,915

		431,756

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock
(Cost $330,160) ($ Thousands)		$437,891

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, CI F 2.140%**†	8,829,487	8,829

Total Cash Equivalent
(Cost $8,829) ($ Thousands)		8,829

Total Investments in Securities — 99.5%
(Cost $338,989) ($ Thousands)		$446,720

A list of the open futures contracts held by the Fund at June 30, 2019 are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	59	Sep-2019	$8,541	$8,685	$144
S&P Mid Cap 400 Index E-MINI	4	Sep-2019	767	780	13

			$9,308	$9,465	$157

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $448,958 ($ Thousands).
‡	Real Estate Investment Trust.
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2019.
†	Investment in Affiliated Security (see Note 3).
(A)	Security is a Master Limited Partnership. At June 30, 2019, such securities amounted to $80 ($ Thousands), or 0.02% of the net assets of the Fund.

CI — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the levels of inputs used as of June 30, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$437,891	$–	$–	$437,891
Cash Equivalent	8,829	–	–	8,829

Total Investments in Securities	$446,720	$–	$–	$446,720

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$157	$—	$—	$157

Total Other Financial Instruments	$157	$—	$—	$157

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the period ended June 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

22	New Covenant Funds / Annual Report / June 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended June 30, 2019 ($ Thousands):

Security Description	Value 6/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, CI F	$6,521	$57,787	$(55,479)	$—	$—	$8,829	8,829,487	$251	$—

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2019	23

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 39.7%
Agency Mortgage-Backed Obligations — 32.3%
FHLMC
6.500%, 09/01/2039	$35	$40
5.500%, 12/01/2036 to 12/01/2038	297	329
5.000%, 12/01/2020 to 01/01/2049	2,404	2,603
4.500%, 06/01/2038 to 04/01/2047	4,680	4,994
4.000%, 07/01/2037 to 09/01/2048	6,085	6,344
3.500%, 11/01/2042 to 03/01/2049	2,094	2,170
3.000%, 08/01/2046 to 02/01/2048	4,092	4,162
2.500%, 03/01/2033 to 04/01/2033	941	949
2.000%, 09/01/2023	459	458
FHLMC CMO, Ser 2011-3947, CI SG, IO
3.556%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	286	44
FHLMC CMO, Ser 2012-4057, CI UI, IO
3.000%, 05/15/2027	165	12
FHLMC CMO, Ser 2012-4085, CI IO, IO
3.000%, 06/15/2027	343	25
FHLMC CMO, Ser 2012-4099, CI ST, IO
3.606%, VAR LIBOR USD 1 Month+6.000%, 08/15/2042	133	23
FHLMC CMO, Ser 2013-4194, CI BI, IO
3.500%, 04/15/2043	344	46
FHLMC CMO, Ser 2013-4203, CI PS, IO
3.856%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	201	30
FHLMC CMO, Ser 2014-4310, CI SA, IO
3.556%, VAR LIBOR USD 1 Month+5.950%, 02/15/2044	54	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-4335, CI SW, IO
3.606%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	$111	$18
FHLMC CMO, Ser 2014-4415, CI I0, IO
1.753%, 04/15/2041 (A)	59	3
FHLMC Multifamily Structured Pass Through
Certificates, Ser K091, CI A2 3.505%, 03/25/2029	180	195
FHLMC Multifamily Structured Pass Through
Certificates, Ser K712, CI X1, IO 1.425%, 11/25/2019 (A)	1,008	3
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, CI M1
3.604%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	223	224
FHLMC, Ser 2016-353, CI S1, IO
3.606%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	154	25
FNMA
7.000%, 11/01/2037 to 11/01/2038	30	35
6.500%, 01/01/2038 to 05/01/2040	224	263
6.000%, 07/01/2037 to 11/01/2038	161	179
5.500%, 02/01/2035	136	151
5.000%, 01/01/2021 to 02/01/2049	8,855	9,538
4.893%, VAR US Treas Yield Curve Rate T Note Const Mat 1Yr+2.268%, 01/01/2036	25	26
4.750%, VAR ICE LIBOR USD 12 Month+1.700%, 03/01/2036	27	29
4.500%, 02/01/2035 to 04/01/2056	3,649	3,893
4.381%, VAR ICE LIBOR USD 12 Month+1.420%, 05/01/2043	311	320
4.000%, 06/01/2025 to 09/01/2047	12,788	13,420
3.796%, 11/25/2017	73	12
3.500%, 04/01/2033 to 03/01/2057	11,870	12,294
3.350%, 05/01/2029	20	21
3.160%, 06/01/2029	370	388
3.000%, 08/01/2046 to 01/01/2048	1,013	1,027
2.500%, 10/01/2042	572	570
2.240%, 09/01/2026	142	142
FNMA CMO, Ser 2003-W2, CI 2A9
5.900%, 07/25/2042	477	536
FNMA CMO, Ser 2012-93, CI UI, IO
3.000%, 09/25/2027	456	33
FNMA CMO, Ser 2014-47, CI AI, IO
1.835%, 08/25/2044 (A)	144	8
FNMA CMO, Ser 2015-55, CI I0, IO
1.604%, 08/25/2055 (A)	34	2
FNMA CMO, Ser 2015-56, CI AS, IO
3.746%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	65	14
FNMA CMO, Ser M3, CI X2, I0
0.462%, 10/25/2024 (A)	4,357	72

24	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2014-C04, CI 1M2
7.304%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	$287	$317
FNMA Connecticut Avenue Securities, Ser 2017-C01, CI 1M1
3.704%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2029	178	179
FNMA Connecticut Avenue Securities, Ser 2019-R03, CI 1M1 3.154%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2031 (B)	393	393
FNMA TBA
5.000%, 07/15/2038	1,000	1,057
4.500%, 07/01/2037	1,000	1,045
4.000%, 07/13/2039	300	310
3.500%, 07/25/2026 to 07/01/2041	4,400	4,526
3.000%, 07/01/2042	500	504
FNMA, Ser 2005-29, CI ZA
5.500%, 04/25/2035	143	163
FNMA, Ser 2012-101, Cl BI IO
4.000%, 09/25/2027	17	1
FNMA, Ser 2013-54, CI BS, IO
3.746%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	52	11
FNMA, Ser 2017-76, CI SB, IO
3.696%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	300	55
FNMA, Ser M4, CI A2
3.610%, 02/25/2031	80	87
FNMA, Ser M6, CI A2
3.450%, 01/01/2029	170	182
FRESB Mortgage Trust, Ser SB48, CI A10F
3.370%, 02/25/2028 (A)	743	779
FRESB Mortgage Trust, Ser SB58, CI A10F
3.610%,10/25/2028(A)	1,080	1,150
GNMA
5.500%, 02/20/2037 to 01/15/2039	140	153
5.000%, 12/20/2038 to 01/20/2049	2,277	2,430
4.600%, 09/15/2034	2,211	2,350
4.500%, 07/20/2038 to 03/20/2049	4,854	5,109
4.000%, 01/15/2041 to 01/20/2049	3,125	3,280
3.500%, 06/20/2044 to 06/15/2048	1,307	1,352
3.000%, 09/15/2042 to 02/20/2048	3,397	3,476
2.500%, 02/20/2027	714	725
GNMA CMO, Ser 186, CI IO, lO
0.756%, 08/16/2054 (A)	1,595	74
GNMA CMO, Ser 2012-34, CI SA, IO
3.667%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	38	7
GNMA CMO, Ser 2012-66, CI CI, IO
3.500%, 02/20/2038	75	4

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-H18, CI NA
2.987%, VAR ICE LIBOR USD 1 Month+0.520%, 08/20/2062	$198	$198
GNMA CMO, Ser 2012-H30, Cl GA
2.817%, VAR ICE LIBOR USD 1 Month+0.350%, 12/20/2062	902	900
GNMA CMO, Ser 2013-H01, CI TA
2.967%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	16	16
GNMA CMO, Ser 2013-H08, CI BF
2.867%, VAR ICE LIBOR USD 1 Month+0.400%, 03/20/2063	849	846
GNMA CMO, Ser 2014-105, IO
1.100%, 06/16/2054	1,233	61
GNMA CMO, Ser 2015-167, Cl Ol, lO
4.000%, 04/16/2045	115	20
GNMA CMO, Ser 2015-H20, Cl FA
2.937%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	281	281
GNMA CMO, Ser 85, CI IA, lO
0.703%, 03/16/2047 (A)	2,942	106
GNMA CM0, Ser 95, Cl lO, lO
0.589%, 04/16/2047 (A)	1,512	57
GNMA TBA
4.500%, 07/15/2039	160	167
4.000%, 07/01/2039	1,600	1,659
3.500%, 07/15/2041 to 08/15/2041	4,700	4,855
3.000%, 07/15/2042	1,400	1,431
GNMA, Ser 2013-H21, Cl FB
3.167%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2063	525	527
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	80	81

		106,603

Non-Agency Mortgage-Backed Obligations — 7.5%
280 Park Avenue Mortgage Trust, Ser 280P, CI A
3.274%, VAR ICE LIBOR USD 1 Month+0.880%, 09/15/2034 (B)	130	130
Bear Stearns Trust, Ser 2004-6, Cl 1A
3.044%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	79	79
BX Trust, Ser APPL, Cl A
3.274%, VAR ICE LIBOR USD 1 Month+0.880%, 07/15/2034 (B)	127	127
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, CI AS
4.017%, 10/10/2047	100	106
Citigroup Commercial Mortgage Trust, Ser 2016-P6, CI AAB
3.512%, 12/10/2049	810	852

New Covenant Funds / Annual Report / June 30, 2019	25

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 375P, CI A
3.251%, 05/10/2035 (B)	$190	$196
COMM Mortgage Trust, Ser CR5, Cl A4
2.771%, 12/10/2045	700	711
COMM Mortgage Trust, Ser CR5, Cl AM
3.223%, 12/10/2045 (B)	590	606
COMM Mortgage Trust, Ser CR8, Cl A4
3.334%, 06/10/2046	662	683
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	21
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.254%, 10/10/2046 (A)	10	10
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(B)	1,380	1,381
DBUBS Mortgage Trust, Ser LC2A, Cl A4
4.537%, 07/10/2044 (B)	1,009	1,043
DRB Prime Student Loan Trust, Ser 2015-B, CI A1
4.304%, VAR ICE LIBOR USD 1 Month+1.900%, 10/27/2031 (B)	142	144
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (A)(B)	552	557
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (A)	80	88
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl A
3.281%, 06/09/2021	620	611
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
4.481%, 06/09/2021	430	424
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, CI B
4.927%, 11/15/2045 (A)	210	227
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, CI B
5.054%, 01/15/2047 (A)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.709%, 09/15/2047 (A)	80	82
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C6, Cl A3
3.507%, 05/15/2045	1,191	1,228
JPMorgan Chase Commercial Mortgage Securities Trust, Ser FL7, Cl D
6.144%, VAR LIBOR USD 1 Month+3.750%, 05/15/2028 (B)	195	194

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser LC9, Cl AS
3.353%, 12/15/2047 (B)	$380	$389
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
3.342%, 05/25/2045 (A)(B)	120	120
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	493	500
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(B)	716	722
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	278	281
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	940	950
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A4
3.500%, 12/25/2048 (A)(B)	795	804
Lanark Master Issuer, Ser 2018-1A, Cl 1A
2.943%, VAR ICE LIBOR USD 3 Month+0.420%, 12/22/2069 (B)	672	671
MAD Mortgage Trust, Ser 330M, Cl A
3.294%, 08/15/2034 (A)(B)	220	227
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C34, Cl ASB
3.354%, 11/15/2052	615	639
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C5, Cl A4
3.176%, 08/15/2045	1,475	1,510
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C9
3.102%, 05/15/2046	714	734
Morgan Stanley Capital l Trust, Ser 2012-C4, CI A4
3.244%, 03/15/2045	220	225
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (B)	128	129
MSCG Trust, Ser ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	423
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	76	80
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl MA
3.500%, 07/25/2058	1,008	1,045
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	504	524
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	767	781
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/2047 (A)(B)	855	869
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)(B)	426	433

26	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2015-5, CI A1B
2.750%, 05/25/2055 (A)(B)	$249	$250
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	119
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	75
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, CI XA, I0
1.474%, 05/10/2063 (A)(B)	337	11
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, CI NXS3
3.371%, 09/15/2057	160	166
WFRBS Commercial Mortgage Trust, Ser 2012-C7, CI XA, I0
1.518%, 06/15/2045 (A)(B)	1,096	34
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, l0
1.335%, 05/15/2045 (A)(B)	1,122	43
WFRBS Commercial Mortgage Trust, Ser 2014-C23, CI XA, I0
0.740%,10/15/2057 (A)	1,128	28
WFRBS Commercial Mortgage Trust, Ser 2014-C23, CI B
4.529%, 10/15/2057 (A)	270	288
WFRBS Commercial Mortgage Trust, Ser C11, CI AS
3.311%, 03/15/2045	160	164
WFRBS Commercial Mortgage Trust, Ser C4, CI A4
4.902%, 06/15/2044 (A)(B)	1,796	1,871

		24,658

Total Mortgage-Backed Securities (Cost $130,160) ($ Thousands)		131,261

CORPORATE OBLIGATIONS — 31.2%
Communication Services — 2.7%
AT&T
4.250%, 03/01/2027	150	161
4.125%, 02/17/2026	408	434
3.875%, 08/15/2021	10	10
3.721%, 11/27/2022 (B)(C)	2,000	1,826
3.400%, 05/15/2025	460	473
3.000%, 06/30/2022	10	10
Charter Communications Operating
5.050%, 03/30/2029	20	22
4.908%, 07/23/2025	110	120
3.750%, 02/15/2028	20	20
3.579%, 07/23/2020	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comcast
4.150%, 10/15/2028	$180	$198
3.950%,10/15/2025	150	162
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,116	1,375
Cox Communications
3.250%, 12/15/2022 (B)	859	877
Fox
4.709%, 01/25/2029 (B)	100	112
4.030%, 01/25/2024 (B)	50	53
NBCUniversal Media
4.375%, 04/01/2021	10	10
Sprint Spectrum
3.360%, 09/20/2021 (B)	433	433
TCI Communications
7.875%, 02/15/2026	240	313
Telefonica Emisiones SAU
4.895%, 03/06/2048	340	359
Tencent Holdings MTN
3.595%, 01/19/2028 (B)	250	255
Verizon Communications
4.329%, 09/21/2028	102	113
3.875%, 02/08/2029	60	65
3.376%, 02/15/2025	532	555
2.625%, 08/15/2026	513	510
Viacom
3.875%, 04/01/2024	20	21
Vodafone Group PLC
3.750%, 01/16/2024	410	429
Walt Disney
3.000%, 09/15/2022 (B)	30	31

		8,977

Consumer Discretionary — 1.9%
Amazon.com
3.150%, 08/22/2027	470	494
BMW US Capital
2.150%, 04/06/2020 (B)	950	949
1.850%, 09/15/2021 (B)	20	20
Ford Motor Credit
8.125%, 01/15/2020	340	349
2.597%,11/04/2019	800	799
General Motors Financial
4.150%, 06/19/2023	600	618
3.700%, 11/24/2020	80	81
3.700%, 05/09/2023	190	193
3.150%, 01/15/2020	330	331
2.450%, 11/06/2020	30	30
KazMunayGas National JSC
5.375%, 04/24/2030 (B)	400	443
McDonald’s MTN
3.350%, 04/01/2023	280	291

New Covenant Funds / Annual Report / June 30, 2019	27

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Newell Brands
3.850%, 04/01/2023	$80	$81
Time Warner Cable
5.000%, 02/01/2020	990	1,003
Volkswagen Group of America Finance
4.625%, 11/13/2025 (B)	461	501

		6,183

Consumer Staples — 0.5%
Kraft Heinz Foods
5.375%, 02/10/2020	86	88
4.875%, 02/15/2025 (B)	70	72
Kroger
4.000%, 02/01/2024	140	148
Mars
3.200%, 04/01/2030 (B)	30	31
2.700%, 04/01/2025 (B)	60	61
PepsiCo
3.000%, 08/25/2021	290	295
2.750%, 03/05/2022	80	82
Smithfield Foods
2.700%, 01/31/2020 (B)	330	329
Walgreens Boots Alliance
3.450%, 06/01/2026	150	151
Walmart
3.050%, 07/08/2026	100	105
WM Wrigley Jr
2.900%, 10/21/2019 (B)	360	360

		1,722

Energy — 3.0%
Anadarko Petroleum
5.822%, 10/10/2036 (C)	3,000	1,417
5.550%, 03/15/2026	180	202
Apache
3.250%, 04/15/2022	616	625
Baker Hughes a GE
3.200%, 08/15/2021	26	26
BP Capital Markets America
3.790%, 02/06/2024	80	85
3.410%, 02/11/2026	40	42
3.216%, 11/28/2023	140	144
3.119%, 05/04/2026	170	173
BP Capital Markets PLC
3.535%, 11/04/2024	20	21
Chevron
2.100%, 05/16/2021	130	130
1.991%, 03/03/2020	1,150	1,149
Cimarex Energy
4.375%, 06/01/2024	50	53
3.900%, 05/15/2027	40	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Concho Resources
4.375%, 01/15/2025	$10	$10
4.300%, 08/15/2028	40	43
3.750%, 10/01/2027	20	21
Continental Resources
4.375%, 01/15/2028	20	21
3.800%, 06/01/2024	160	165
Devon Energy
5.850%, 12/15/2025	130	154
3.250%, 05/15/2022	630	642
Energy Transfer Operating
5.500%, 06/01/2027	604	675
5.250%, 04/15/2029	20	22
4.500%, 04/15/2024	60	64
Enterprise Products Operating
4.150%, 10/16/2028	80	87
3.900%, 02/15/2024	457	484
EOG Resources
4.150%, 01/15/2026	60	65
ExxonMobil
3.043%, 03/01/2026	150	155
Halliburton
3.800%, 11/15/2025	10	10
3.250%, 11/15/2021	180	184
Kinder Morgan Energy Partners
3.500%, 03/01/2021	30	31
MidAmerican Energy
3.650%, 04/15/2029	140	151
MPLX
4.800%, 02/15/2029	50	55
4.125%, 03/01/2027	110	115
4.000%, 03/15/2028	140	145
Noble Energy
4.150%, 12/15/2021	290	299
3.850%, 01/15/2028	60	61
Occidental Petroleum
4.100%, 02/01/2021	50	51
3.400%, 04/15/2026	80	82
3.125%, 02/15/2022	100	102
3.000%, 02/15/2027	130	129
Schlumberger Holdings
3.900%, 05/17/2028 (B)	978	1,018
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	310
Sunoco Logistics Partners Operations
3.900%, 07/15/2026	439	448
Williams
5.250%, 03/15/2020	40	41

		9,948

28	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Financials — 13.1%
American Express
3.400%, 02/27/2023	$972	$1,006
2.650%, 12/02/2022	264	267
American Express Credit MTN
2.375%, 05/26/2020	80	80
2.200%, 03/03/2020	710	709
American International Group
4.875%, 06/01/2022	415	445
Anglo American Capital
3.625%, 09/11/2024 (B)	200	204
Banco Santander
4.379%, 04/12/2028	200	213
3.724%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	200	199
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	234	241
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	258	263
Bank of America MTN
4.450%, 03/03/2026	678	731
4.200%, 08/26/2024	210	223
4.125%, 01/22/2024	370	396
4.100%, 07/24/2023	280	299
4.000%, 04/01/2024	440	469
4.000%, 01/22/2025	80	84
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	80	86
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	210	219
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	80	83
3.500%, 04/19/2026	130	136
3.300%, 01/11/2023	60	62
Bank of New York Mellon MTN
3.300%, 08/23/2029	790	819
Barclays Bank
2.650%, 01/11/2021	1,199	1,202
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (B)	400	458
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (B)	270	290
4.400%, 08/14/2028 (B)	200	216
BPCE MTN
3.000%, 05/22/2022 (B)	640	646
Capital One
2.650%, 08/08/2022	830	835
Charles Schwab
3.850%, 05/21/2025	110	117

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citigroup
8.125%, 07/15/2039	$12	$19
5.500%, 09/13/2025	150	170
5.300%, 05/06/2044	31	37
4.650%, 07/30/2045	28	32
4.450%, 09/29/2027	150	162
4.400%, 06/10/2025	160	171
4.300%, 11/20/2026	40	42
4.125%, 07/25/2028	40	42
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	240	258
4.050%, 07/30/2022	40	42
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	340	355
3.500%, 05/15/2023	100	103
3.400%, 05/01/2026	673	697
2.700%, 03/30/2021	455	457
Cooperatieve Rabobank UA
3.950%, 11/09/2022	670	695
3.875%, 09/26/2023 (B)	595	628
Credit Suisse Group
4.282%, 01/09/2028 (B)	280	296
Daiwa Securities Group
3.129%, 04/19/2022 (B)	50	51
Danske Bank
5.000%, 01/12/2022 (B)	200	209
Ferguson Finance
4.500%,10/24/2028 (B)	780	815
General Electric Capital MTN
6.000%, 08/07/2019	414	415
4.650%, 10/17/2021	180	188
4.375%, 09/16/2020	10	10
Glencore Funding
2.875%, 04/16/2020 (B)	20	20
Goldman Sachs Group
5.750%, 01/24/2022	662	715
5.150%, 05/22/2045	20	23
4.750%, 10/21/2045	40	46
4.250%, 10/21/2025	90	95
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	550	590
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	300	310
3.500%, 11/16/2026	90	92
2.300%, 12/13/2019	460	460
Goldman Sachs Group MTN
6.000%, 06/15/2020	480	496
5.375%, 03/15/2020	640	653
4.000%, 03/03/2024	420	446
HSBC Holdings PLC
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	400	437

New Covenant Funds / Annual Report / June 30, 2019	29

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.400%, 03/08/2021	$360	$366
2.950%, 05/25/2021	380	383
Intesa Sanpaolo
3.375%, 01/12/2023 (B)	200	199
John Deere Capital
1.700%, 01/15/2020	40	40
JPMorgan Chase
4.500%, 01/24/2022	786	828
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	200	223
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	773	845
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	230	244
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	108
3.875%, 09/10/2024	290	305
2.550%, 03/01/2021	30	30
KKR Group Finance
6.375%, 09/29/2020 (B)	915	958
KKR Group Finance VI
3.750%, 07/01/2029 (B)	664	681
Liberty Mutual Group
4.569%, 02/01/2029 (B)	321	353
4.250%, 06/15/2023 (B)	91	96
Lincoln National
6.250%, 02/15/2020	570	582
Metropolitan Life Global Funding I
3.000%, 01/10/2023 (B)	507	517
Mitsubishi UFJ Financial Group
3.407%, 03/07/2024	510	529
Morgan Stanley MTN
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	320	336
3.750%, 02/25/2023	1,810	1,891
National Rural Utilities Cooperative Finance
2.850%, 01/27/2025	1,060	1,083
ORIX
4.050%, 01/16/2024	365	387
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	944	983
Penske Truck Leasing Lp
3.900%, 02/01/2024 (B)	965	1,009
PNC Financial Services Group
3.500%, 01/23/2024	805	848
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	570	573
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (B)	30	30
Royal Bank of Canada MTN
2.150%, 10/26/2020	70	70

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	$200	$207
Royal Bank of Scotland Group PLC
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	290	302
Santander UK Group Holdings PLC
3.571%, 01/10/2023	200	204
Santander UK PLC
2.375%, 03/16/2020	40	40
SMBC Aviation Capital Finance DAC
4.125%, 07/15/2023 (B)	200	210
SunTrust Bank
2.800%, 05/17/2022	1,146	1,161
Svenska Handelsbanken MTN
3.350%, 05/24/2021	250	255
Synchrony Financial
3.000%, 08/15/2019	64	64
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	677
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	250	269
3.491%, 05/23/2023 (B)	390	400
US Bancorp
3.375%, 02/05/2024	540	565
USAA Capital MTN
2.625%, 06/01/2021 (B)	350	353
WEA Finance
2.700%, 09/17/2019 (B)	310	310
Wells Fargo
3.069%, 01/24/2023	808	820
3.000%, 10/23/2026	190	192
Wells Fargo MTN
4.900%, 11/17/2045	30	35
4.600%, 04/01/2021	480	498
4.300%, 07/22/2027	260	281
3.750%, 01/24/2024	540	568
3.450%, 02/13/2023	120	123

		43,306

Health Care — 2.2%
Abbott Laboratories
3.400%, 11/30/2023	175	183
AbbVie
3.600%, 05/14/2025	10	10
Aetna
2.800%, 06/15/2023	20	20
Amgen
2.125%, 05/01/2020	20	20
Anthem
3.125%, 05/15/2022	340	346

30	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Baylor Scott & White Holdings
1.947%, 11/15/2021	$1,226	$1,211
Becton Dickinson
4.685%, 12/15/2044	40	45
3.734%, 12/15/2024	24	25
3.363%, 06/06/2024	210	216
Bristol-Myers Squibb
3.400%, 07/26/2029 (B)	50	52
3.200%, 06/15/2026 (B)	120	125
2.900%, 07/26/2024 (B)	180	184
2.600%, 05/16/2022 (B)	80	81
Celgene
3.875%, 08/15/2025	130	139
3.550%, 08/15/2022	60	62
2.250%, 08/15/2021	70	70
Cigna
4.375%, 10/15/2028 (B)	120	130
4.125%, 11/15/2025 (B)	50	53
3.400%, 09/17/2021 (B)	60	61
CVS Health
4.300%, 03/25/2028	80	84
4.125%, 05/15/2021	300	308
3.875%, 07/20/2025	95	99
3.350%, 03/09/2021	60	61
2.800%, 07/20/2020	190	191
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,184	1,430
Eli Lilly
2.350%, 05/15/2022	170	171
Express Scripts Holding
3.500%, 06/15/2024	160	165
Gilead Sciences
2.550%, 09/01/2020	20	20
2.500%, 09/01/2023	50	51
1.850%, 09/20/2019	130	130
Humana
3.150%, 12/01/2022	240	245
2.900%, 12/15/2022	290	294
Medtronic
3.125%, 03/15/2022	190	195
Merck
2.750%, 02/10/2025	20	21
SSM Health Care
3.688%, 06/01/2023	644	672
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	30	27
UnitedHealth Group
3.875%, 12/15/2028	30	33
2.875%, 12/15/2021	50	51
2.700%, 07/15/2020	70	70

		7,351

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 2.5%
AerCap Ireland Capital DAC
4.625%, 10/30/2020	$730	$748
4.500%, 05/15/2021	310	320
American Airlines, Ser 2016-3, Cl A
3.250%,10/15/2028	1,119	1,109
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	294	308
Aviation Capital Group
6.750%, 04/06/2021 (B)	80	86
4.125%, 08/01/2025 (B)	160	167
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	44	45
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	12
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	657	686
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl AA
3.625%, 07/30/2027	558	588
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl AA
3.204%, 04/25/2024	621	643
Eaton
2.750%, 11/02/2022	450	456
GE Capital International Funding Unlimited Co
2.342%, 11/15/2020	1,205	1,199
General Electric
4.500%, 03/11/2044	90	87
General Electric MTN
6.875%, 01/10/2039	30	38
5.500%, 01/08/2020	10	10
General Electric Capital MTN
5.300%, 02/11/2021	160	166
International Lease Finance
5.875%, 08/15/2022	400	436
Republic Services
3.200%, 03/15/2025	180	186
Union Pacific
3.950%, 09/10/2028	20	22
3.750%, 07/15/2025	20	21
United Airlines Pass-Through Trust, Ser 2014-1, CI A
4.000%, 04/11/2026	733	770
Waste Management
3.500%, 05/15/2024	120	126
3.450%, 06/15/2029	30	32

New Covenant Funds / Annual Report / June 30, 2019	31

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.200%, 06/15/2026	$30	$31

		8,292

Information Technology — 1.3%
Apple
3.350%, 02/09/2027	210	220
2.900%, 09/12/2027	110	113
2.450%, 08/04/2026	70	70
2.000%, 11/13/2020	80	80
1.550%, 08/04/2021	60	59
Broadcom
3.625%, 10/15/2024 (B)	485	488
3.125%, 01/15/2025	80	78
Diamond 1 Finance
4.420%, 06/15/2021 (B)	430	443
Intel
3.700%, 07/29/2025	30	32
International Business Machines
3.000%, 05/15/2024	180	185
Mastercard
3.375%, 04/01/2024	190	201
Microsoft
3.300%, 02/06/2027	140	149
2.400%, 02/06/2022	150	151
2.400%, 08/08/2026	210	211
1.850%, 02/06/2020	360	359
1.550%, 08/08/2021	110	109
NXP BV
3.875%, 06/18/2026 (B)	495	509
Oracle
2.500%, 10/15/2022	130	131
salesforce.com
3.700%, 04/11/2028	150	162
3.250%, 04/11/2023	70	73
Visa
4.300%, 12/14/2045	10	12
3.150%, 12/14/2025	110	115
2.200%, 12/14/2020	300	300

		4,250

Materials — 0.6%
ArcelorMittal
4.550%, 03/11/2026	100	106
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	209
Freeport-McMoRan
4.000%, 11/14/2021	170	173
Glencore Funding
4.125%, 05/30/2023 (B)	890	925
4.125%, 03/12/2024 (B)	120	125
4.000%, 03/27/2027 (B)	120	121

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern Copper
3.500%, 11/08/2022	$130	$132
Vale Overseas
6.250%, 08/10/2026	140	159

		1,950

Real Estate — 1.2%
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (B)	700	711
Digital Realty Trust
3.600%, 07/01/2029	815	826
Simon Property Group
2.350%, 01/30/2022	413	414
Ventas Realty
4.125%, 01/15/2026	566	599
3.500%, 02/01/2025	488	505
Welltower
4.500%, 01/15/2024	902	969

		4,024

Utilities — 2.2%
Aquarion
4.000%, 08/15/2024 (B)	227	238
Commonwealth Edison
3.700%, 08/15/2028	1,118	1,202
Dominion Energy
2.579%, 07/01/2020	260	260
Duke Energy
3.750%, 04/15/2024	900	949
3.550%, 09/15/2021	170	174
2.400%, 08/15/2022	150	150
FirstEnergy
4.250%, 03/15/2023	380	399
2.850%, 07/15/2022	330	334
Northern States Power
7.125%, 07/01/2025	1,190	1,476
Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (B)	370	410
Public Service Enterprise Group
2.875%, 06/15/2024	713	722
Sempra Energy
2.400%, 03/15/2020	840	839

		7,153

Total Corporate Obligations (Cost $99,925) ($ Thousands)		103,156

U.S. TREASURY OBLIGATIONS — 10.7%
U.S. Treasury Bills
2.314%, 09/05/2019 (C)	811	808
2.077%, 09/19/2019 (C)	6,384	6,355

32	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds
3.750%, 11/15/2043	$250	$308
3.125%, 05/15/2048	40	45
3.000%, 05/15/2045	250	273
3.000%, 02/15/2048	480	526
3.000%, 08/15/2048	1,400	1,535
3.000%, 02/15/2049	360	395
2.875%, 08/15/2045	200	214
2.875%, 05/15/2049	960	1,030
2.750%, 08/15/2047	120	125
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	176	197
1.750%, 01/15/2028	85	96
1.375%, 02/15/2044	537	610
1.000%, 02/15/2046	388	407
1.000%, 02/15/2049	1,483	1,544
0.750%, 02/15/2042	464	465
U.S. Treasury Notes
2.750%, 09/15/2021	4,022	4,111
2.750%, 02/15/2028	4	4
2.625%, 02/15/2029	850	896
2.500%, 01/31/2021	580	586
2.375%, 02/29/2024	5,221	5,368
2.250%, 03/31/2021	800	806
2.250%, 04/30/2024	30	31
2.250%, 03/31/2026	710	728
2.250%, 02/15/2027	4,184	4,288
2.000%, 02/15/2025	50	51
1.625%, 06/30/2021	3,690	3,681

Total U.S. Treasury Obligations (Cost $34,670)($ Thousands)		35,483

ASSET-BACKED SECURITIES — 8.9%
Automotive — 1.3%
Avis Budget Rental Car Funding AESOP, Ser 2017-2A, Cl A
2.970%, 03/20/2024 (B)	310	315
Avis Budget Rental Car Funding AESOP, Ser 2019-2A, CI A
3.350%, 09/22/2025 (B)	320	330
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (B)	350	356
Honda Auto Receivables Owner Trust, Ser 2019-2, Cl A3
2.520%, 06/21/2023	572	578
Hyundai Auto Lease Securitization Trust, Ser 2017-A,CI A3
1.880%, 08/17/2020 (B)	158	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A2
3.210%, 02/15/2024 (B)	$1,182	$1,208
World Omni Auto Receivables Trust, Ser 2019-B,CI A3
2.590%, 07/15/2024	1,299	1,313

		4,258

Home — 0.5%
Argent Securities, Ser 2004-W5, Cl AV2
3.444%, VAR ICE LIBOR USD 1 Month+1.040%, 04/25/2034	321	325
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
5.070%, 04/25/2034	224	234
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, CI A1A
3.750%, 10/25/2057 (B)	378	391
Lake Country Mortgage Loan Trust, Ser 2006-HE1,CI M5
4.404%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2034 (B)	390	401
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
2.704%, VAR ICE LIBOR USD 1 Month+0.300%, 05/25/2037 (B)	232	221
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
3.124%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (B)	91	90

		1,662

Other Asset-Backed Securities — 7.1%
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,572	1,605
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
2.904%, VAR ICE LIBOR USD 1 Month+0.500%, 09/25/2035	403	405
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (B)	300	303
Ascentium Equipment Receivables, Ser 2019-1A, CI A2
2.840%, 06/10/2022 (B)	645	650
Capital One Multi-Asset Execution Trust, Ser 2019-A1, CI A1
2.840%, 12/15/2024	996	1,015
Citigroup Mortgage Loan Trust, Ser 2007-WFH3, Cl A3
2.654%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	308	308

New Covenant Funds / Annual Report / June 30, 2019	33

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
3.654%, VAR ICE LIBOR USD 1 Month+1.250%, 10/25/2047	$165	$163
Countrywide Home Equity Loan Trust, Ser 2006-F, CI 2A1A
2.534%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	358	345
DB Master Finance, Ser 2017-1A, Cl A2l
3.629%, 11/20/2047 (B)	531	539
Domino’s Pizza Master Issuer, Ser 2017-1A, CI A2I
3.830%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (B)	699	695
Invitation Homes Trust, Ser 2018-SFR1, Cl A
3.094%, VAR LIBOR USD 1 Month+0.700%, 03/17/2037 (B)	1,444	1,426
MMAF Equipment Finance, Ser 2018-A, Cl A3
3.200%, 09/12/2022 (B)	1,255	1,271
Morgan Stanley ABS Capital l Trust, Ser 2004-0P1, CI M1
3.274%, VAR ICE LIBOR USD 1 Month+0.870%, 11/25/2034	493	497
Morgan Stanley Capital l Trust, Ser BPR, Cl A
3.794%, VAR LIBOR USD 1 Month+1.400%, 05/15/2036 (B)	320	320
Navient Student Loan Trust, Ser 2016-6A, Cl A3
3.704%, VAR ICE LIBOR USD 1 Month+1.300%, 03/25/2066 (B)	900	917
Progress Residential Trust, Ser 2018-SFR3, CI A
3.880%, 10/17/2035 (B)	640	660
RAAC Series Trust, Ser 2005-SP3, Cl M2
3.204%, VAR ICE LIBOR USD 1 Month+0.800%, 12/25/2035	390	392
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	200	209
Shops at Crystals Trust, Ser CSTL, Cl A
3.126%, 07/05/2036 (B)	100	101
SLC Student Loan Trust, Ser 2010-1, Cl A
3.396%, VAR ICE LIBOR USD 3 Month+0.875%, 11/25/2042	307	308
SLM Private Credit Student Loan Trust, Ser 2006-A, CI A5
2.700%, VAR ICE LIBOR USD 3 Month+0.290%, 06/15/2039	315	306
SLM Student Loan Trust, Ser 2002-A, Cl A2
2.960%, VAR ICE LIBOR USD 3 Month+0.550%, 12/16/2030	203	203

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
3.610%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (B)	$148	$148
Store Master Funding l-VII, Ser 2018-1A, Cl A1
3.960%, 10/20/2048 (B)	386	404
United States Small Business Administration, Ser 2010-20H, CI 1
3.520%, 08/01/2030	333	345
United States Small Business Administration, Ser 2011-20B, CI 1
4.220%, 02/01/2031	358	381
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	200	201
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	827	859
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	919	947
United States Small Business Administration, Ser 2015-20C, CI 1
2.720%, 03/01/2035	973	991
United States Small Business Administration, Ser 2015-20E, CI 1
2.770%, 05/01/2035	542	554
United States Small Business Administration, Ser 2015-20K, CI 1
2.700%, 11/01/2035	557	568
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	707	723
United States Small Business Administration, Ser 2018-20E, CI 1
3.500%, 05/01/2038	1,332	1,417
United States Small Business Administration, Ser 2018-20J, CI 1
3.770%, 10/01/2038	657	710
Verizon Owner Trust, Ser 2018-A, Cl A1A
3.230%, 04/20/2023	1,465	1,493
Verizon Owner Trust, Ser 2019-B, Cl A1A
2.330%, 12/20/2023	624	626
Wendy’s Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	340	340

		23,345

Total Asset-Backed Securities (Cost $28,762) ($ Thousands)		29,265

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.4%
FHLB DN
2.460%, 09/27/2019 (C)	190	189
2.407%, 08/01/2019 (C)	100	100

34	New Covenant Funds / Annual Report / June 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
6.500%, 12/01/2035	$821	$913
6.000%, 03/01/2035	1,233	1,404
5.000%, 10/01/2048	84	89
4.000%, 04/01/2048	91	95
4.000%, 05/01/2048	737	766
3.500%, 09/01/2048	659	675
3.500%, 10/01/2048	930	954
3.500%, 01/01/2049	96	99
3.500%, 04/01/2049	1,089	1,115
3.000%, 02/01/2038	90	91
3.000%, 04/01/2038	92	93
3.000%, 11/01/2043	683	693
3.000%, 01/01/2048	99	100
3.000%, 03/01/2049	99	100
3.000%, 04/01/2049	1,969	1,989
2.375%, 01/13/2022	1,090	1,106
1.250%, 10/02/2019	70	70
FHLMC, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	332	337
FNMA
4.500%, 09/01/2057	260	278
4.000%, 02/01/2056	75	79
4.000%, 06/01/2057	83	88
3.830%, 01/01/2029	490	539
3.500%, 10/01/2047	1,336	1,375
3.500%, 06/01/2048	745	765
3.500%, 07/01/2048	478	492
3.500%, 02/01/2049	96	100
3.000%, 12/01/2037	89	90
3.000%, 03/01/2046	1,343	1,370
3.000%, 05/01/2046	86	87
3.000%, 07/01/2046	153	156
3.000%, 10/01/2046	235	239
3.000%, 11/01/2046	1,957	1,983
3.000%, 09/01/2047	368	374
2.932%, 10/09/2019 (C)	1,190	1,183
FNMA, Ser M1, Cl A2
3.673%, 09/25/2028 (A)	270	292
Tennessee Valley Authority
3.875%, 02/15/2021	790	815

Total U.S. Government Agency Obligations (Cost $20,737)($ Thousands)		21,283

SOVEREIGN DEBT — 3.0%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	490	494
Colombia Government International Bond
5.625%, 02/26/2044	280	331

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
5.200%, 05/15/2049	$310	$352
4.500%, 03/15/2029	200	218
Indonesia Government International Bond MTN
5.125%, 01/15/2045 (B)	200	225
3.850%, 07/18/2027 (B)	200	207
3.750%, 04/25/2022	370	379
Kuwait International Government Bond
3.500%, 03/20/2027 (B)	210	224
Mexico Government International Bond
4.000%, 10/02/2023	610	636
3.600%, 01/30/2025	380	389
Panama Government International Bond
6.700%, 01/26/2036	190	258
Peruvian Government International Bond
6.550%, 03/14/2037	250	353
5.625%, 11/18/2050	310	427
Poland Government International Bond
5.125%, 04/21/2021	440	463
4.000%, 01/22/2024	450	484
Province of Ontario Canada
4.400%, 04/14/2020	840	854
Province of Quebec Canada
2.625%, 02/13/2023	500	512
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,226
Qatar Government International Bond
3.250%, 06/02/2026	370	380
Russian Foreign Bond—Eurobond
7.500%, 03/31/2030	167	189
5.875%, 09/16/2043	400	486
5.625%, 04/04/2042	400	469
Uruguay Government International Bond
4.375%, 01/23/2031	390	422

Total Sovereign Debt (Cost $9,447) ($ Thousands)		9,978

FOREIGN BONDS — 2.0%
Allergan Funding SCS
3.800%, 03/15/2025	40	41
3.450%, 03/15/2022	120	123
Banco Santander
3.125%, 02/23/2023	200	203
Banco Santander Chile
2.500%, 12/15/2020 (B)	240	240
Barclays Bank
10.179%, 06/12/2021 (B)	370	419
BHP Billiton Finance USA
2.875%, 02/24/2022	10	10

New Covenant Funds / Annual Report / June 30, 2019	35

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
BP Capital Markets PLC
3.561%, 11/01/2021	$230	$237
CNOOC Finance
3.500%, 05/05/2025	330	340
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	531
Ecopetrol
5.375%, 06/26/2026	140	154
HSBC Holdings PLC
4.250%, 08/18/2025	230	242
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	200	200
3.125%, 07/14/2022 (B)	200	198
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	110
OCP
4.500%, 10/22/2025 (B)	400	409
Petrobras Global Finance BV
6.850%, 06/05/2115	150	156
Petroleos del Peru
4.750%, 06/19/2032 (B)	400	438
Petroleos Mexicanos
4.875%, 01/18/2024	190	186
Shell International Finance
4.375%, 03/25/2020	130	132
Shell International Finance BV
3.250%, 05/11/2025	150	157
2.875%, 05/10/2026	40	41
2.250%, 11/10/2020	360	361
1.750%, 09/12/2021	690	684
Telefonica Emisiones SAU
5.134%, 04/27/2020	80	82
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	730	692
Vale Overseas
6.875%, 11/21/2036	48	58
4.375%, 01/11/2022	8	8

Total Foreign Bonds (Cost $6,271) ($ Thousands)		6,452

MUNICIPAL BONDS — 1.1%
Florida — 0.3%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	420	424
2.163%, 07/01/2019	535	535

		959

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Michigan — 0.3%
Michigan State, Finance Authority, RB Callable 03/01/2024 @ 100
2.988%, 09/01/2049 (A)	$755	$770

New York — 0.2%
New York State, Urban Development, RB
3.350%, 03/15/2026	665	697

Wisconsin — 0.3%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	890	1,016

Total Municipal Bonds (Cost $3,379) ($ Thousands)		3,442

COMMERCIAL PAPER — 0.4%
Standard Chartered Bank
2.592%, 07/24/2019 (C)	560	559

Toronto-Dominion Bank
2.536%, 07/25/2019 (C)	770	769

Total Commercial Paper (Cost $1,328) ($ Thousands)		1,328

	Shares
CASH EQUIVALENT — 3.3%
SEI Daily Income Trust, Government Fund, Cl F
2.140% **†	11,030,519	11,031

Total Cash Equivalent (Cost $11,031) ($ Thousands)		11,031

Total Investments in Securities — 106.7% (Cost $345,710) ($ Thousands)		$352,679

	Contracts
PURCHASED OPTION* — 0.0%
Total Purchased Option(D) (Cost $26) ($ Thousands)	66	$83

WRITTEN OPTIONS* — 0.0%
Total Written Options(D) (Premiums Received $106) ($ Thousands)	(223)	$(131)

36	New Covenant Funds / Annual Report / June 30, 2019

A list of open option contracts by the Fund at June 30, 2019 are as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Call Options
December 2019, Eurodollar Mid-Curve Option*	66	$16,235	$98.00	12/21/19	$83

Total Purchased Option		$16,235			$83

WRITTEN OPTIONS — 0.0%
Put Options
August 2019, U.S. 10 Year Future Option*	(10)	$(1,277)	127.25	07/20/19	$(3)
September 2019, U.S. 10 Year Future Option*	(73)	(9,321)	126.50	08/17/19	(23)
September 2019, U.S. 10 Year Future Option*	(47)	(6,001)	127.00	08/17/19	(21)
August 2019, U.S. 5 Year Future Option*	(9)	(1,062)	117.25	07/20/19	(1)
September 2019, U.S. 5 Year Future Option*	(9)	(1,062)	117.25	08/17/19	(2)

		(18,723)			(50)

Call Options
December 2019, Eurodollar Mid-Curve Option*	(33)	(8,117)	97.75	12/21/19	(59)
December 2019, Eurodollar Mid-Curve Option*	(33)	(8,118)	98.50	12/21/19	(16)
August 2019, U.S. 10 Year Future Option*	(9)	(1,149)	128.00	07/20/19	(6)

		(17,384)			(81)

Total Written Options		$(36,107)			$(131)

A list of the open futures contracts held by the Fund at June 30, 2019 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
90-Day Euro$	66	Dec-2019	$16,062	$16,185	$123
90-Day Euro$	118	Jun-2020	28,695	29,022	327
U.S. 2-Year Treasury Note	39	Oct-2019	8,341	8,392	51
U.S. 5-Year Treasury Note	205	Oct-2019	23,910	24,222	312
U.S. 10-Year Treasury Note	(235)	Sep-2019	(29,332)	(30,073)	(741)
U.S. Long Treasury Bond	(134)	Sep-2019	(20,314)	(20,850)	(536)
U.S. Ultra Long Treasury Bond	50	Sep-2019	8,539	8,878	339
Ultra 10-Year U.S. Treasury Note	24	Sep-2019	3,253	3,315	62

			$39,154	$39,091	$(63)

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $330,498 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2019.
†	Investment in Affiliated Security (see Note 3).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2019, the value of these securities amounted to $54,374 ($ Thousands), representing 16.5% of the Net Assets of the Fund.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Refer to table below for details on Options Contracts.

AGM – Assured Guaranty Municipal

Cl – Class

CMO – Collateralized Mortgage Obligation

DN – Discount Note

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

IO – Interest Only - face amount represents notional amount.

LIBOR – London Interbank Offered Rate

MTN – Medium Term Note

New Covenant Funds / Annual Report / June 30, 2019	37

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Income Fund (Concluded)

PLC – Public Limited Company

RB – Revenue Bond

Ser – Series

TBA – To Be Announced

USD – United States Dollar

VAR – Variable Rate

The following is a list of the levels of inputs used as of June 30, 2019 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$131,261	$–	$131,261
Corporate Obligations	–	103,156	–	103,156
U.S. Treasury Obligations	–	35,483	–	35,483
Asset-Backed Securities	–	29,265	–	29,265
U.S. Government Agency Obligations	–	21,283	–	21,283
Sovereign Debt	–	9,978	–	9,978
Foreign Bonds	–	6,452	–	6,452
Municipal Bonds	–	3,442	–	3,442
Commercial Paper	–	1,328	–	1,328
Cash Equivalent	11,031	–	–	11,031

Total Investments in Securities	$11,031	$341,648	$–	$352,679

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchase Options	$83	$–	$–	$83
Written Options	(131)	–	–	(131)
Futures Contracts *
Unrealized Appreciation	1,214	–	–	1,214
Unrealized Depreciation	(1,277)	–	–	(1,277)

Total Other Financial Instruments	$(111)	$–	$—	$(111)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended June 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “–” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2019 ($ Thousands):

Security Description	Value 6/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$5,833	$190,367	$(185,169)	$—	$—	$11,031	11,030,519	$125	$—

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2019

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†:
† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.2%
Equity Fund — 60.8%
New Covenant Growth Fund †	4,166,850	$178,591

Total Equity Fund (Cost $110,885) ($ Thousands)		178,591

Fixed Income Fund — 38.4%
New Covenant Income Fund †	4,803,009	112,871

Total Fixed Income Fund (Cost $109,932) ($ Thousands)		112,871

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F 2.140%**†	2,176,393	$2,176

Total Cash Equivalent (Cost $2,176) ($ Thousands)		2,176

Total Investments in Securities — 99.9% (Cost $222,993) ($ Thousands)		$293,638

Percentages are based on a Net Assets of $293,822 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
**	Rate shown is the 7-day effective yield as of June 30, 2019.

Cl — Class

As of June 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2019 ($ Thousands):

Security Description	Value 6/30/18	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 6/30/19	Shares	Dividend Income	Capital Gains
New Covenant Growth Fund	$172,416	$30,220	$(24,839)	$1,635	$ (841)	$178,591	4,166,850	$2,083	$10,539
New Covenant Income Fund	114,510	16,198	(22,043)	(773)	4,979	112,871	4,803,009	2,757	—
SEI Daily Income Trust, Government Fund, Cl F	3,325	34,190	(35,339)	—	—	2,176	2,176,393	59	—

Totals	$290,251	$80,608	$(82,221)	$ 862	$4,138	$293,638	11,146,252	$4,899	$10,539

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2019	39

SCHEDULE OF INVESTMENTS

June 30, 2019

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.9%
Fixed Income Fund — 63.8%
New Covenant Income Fund †	2,129,475	$50,043

Total Fixed Income Fund (Cost $49,095) ($ Thousands)		50,043

Equity Fund — 35.1%
New Covenant Growth Fund †	642,544	27,539

Total Equity Fund (Cost $14,735) ($ Thousands)		27,539

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F 2.140%**†	1,206,851	$1,207

Total Cash Equivalent (Cost $1,207) ($ Thousands)		1,207

Total Investments in Securities — 100.4% (Cost $65,037) ($ Thousands)		$78,789

Percentages are based on a Net Assets of $78,448 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
**	Rate shown is the 7-day effective yield as of June 30, 2019.

Cl — Class

As of June 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2019 ($ Thousands):

Security Description	Value 6/30/18	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 6/30/19	Shares	Dividend Income	Capital Gains
New Covenant Growth Fund	$27,004	$ 4,694	$ (4,308)	$683	$(534)	$27,539	642,544	$ 320	$1,618
New Covenant Income Fund	49,339	3,706	(4,837)	(339)	2,174	50,043	2,129,475	1,187	—
SEI Daily Income Trust, Government Fund, Cl F	888	9,223	(8,904)	—	—	1,207	1,206,851	14	—

Totals	$ 77,231	$17,623	$(18,049)	$344	$1,640	$78,789	3,978,870	$1,521	$1,618

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2019

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2019

	Growth Fund		Income Fund		Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$437,891		$341,648		$—		$—
Affiliated investments, at value ††	8,829		11,031		293,638		78,789
Options purchased, at value††††	—		83		—		—
Cash and cash equivalents	2,926		—		—		—
Receivable for investment securities sold	2,924		4,708		—		—
Dividends and interest receivable	406		1,909		242		105
Cash pledged as collateral for futures contracts	402		395		—		—
Receivable for fund shares sold	188		269		2		2
Foreign tax reclaim receivable	79		19		—		—
Receivable for variation margin	46		18		—		—
Prepaid expenses	19		14		13		3
Total Assets	453,710		360,094		293,895		78,899
Liabilities:
Options written, at value ††††	—		131		—		—
Payable for investment securities purchased	4,433		28,544		—		425
Investment advisory fees payable	138		70		—		—
Social witness and licensing fees payable	55		39		—		—
Shareholder servicing fees payable	36		27		—		—
Administration fees payable	14		54		18		6
Payable for fund shares redeemed	6		—		10		8
Trustees’ fees payable	2		2		2		—
CCO fees payable	1		—		—		—
Income distribution payable	—		624		—		—
Payable to Custodian	—		2		—		—
Payable for variation margin	—		29		—		—
Accrued expense payable	67		74		43		12
Total Liabilities	4,752		29,596		73		451
Net Assets	$448,958		$330,498		$293,822		$78,448
† Cost of investments	$330,160		$334,679		$—		$—
†† Cost of affiliated investments	8,829		11,031		222,993		65,037
††† Cost (premiums received)	—		(79)		—		—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0,001)	$324,527		$326,285		$223,048		$65,306
Total distributable earnings	124,431		4,213		70,774		13,142
Net Assets	$448,958		$330,498		$293,822		$78,448
Net Asset Value, Offering and Redemption Price Per Share	$42.86		$23.50		$103.45		$21.41
	(448,958,038 ÷ 10,476,111 shares	)	(330,497,724 ÷ 14,061,163 shares	)	(293,821,867 ÷ 2,840,278 shares	)	(78,447,615 ÷ 3,663,711 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2019	41

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2019

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$8,245	$—	$—	$—
Dividend income from affiliated registered investment company	251	125	4,899	1,521
Interest income	325	9,687	—	—
Less: foreign taxes withheld	—	(7)	—	—
Total Investment Income	8,821	9,805	4,899	1,521
Expenses:
Investment advisory fees	2,676	1,331	—	—
Administration fees	863	634	433	114
Social witness and licensing fees	658	475	—	—
Shareholder servicing fees	432	317	—	—
Trustee fees	8	6	5	1
Chief compliance officer fees	2	2	2	—
Transfer agent fees	95	69	64	17
Professional fees	43	32	29	8
Registration fees	39	29	26	7
Printing fees	22	16	14	2
Custodian fees	6	17	15	4
Other expenses	11	90	5	1
Total Expenses	4,855	3,018	593	154
Less:
Waiver of investment advisory fees	(1,045)	(466)	—	—
Waiver of administration fees	(135)	(14)	(212)	(39)
Net Expenses	3,675	2,538	381	115
Net Investment Income	5,146	7,267	4,518	1,406
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	21,065	1,249	—	—
Affiliated investments	—	—	862	344
Written and purchased options	—	270	—	—
Capital gain distributions received from affiliated investment	—	—	10,539	1,618
Futures contracts	1,450	(818)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,742	11,813	—	—
Affiliated investments	—	—	4,138	1,640
Written and purchased options	—	32	—	—
Futures contracts	157	68	—	—
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(1)	—	—	—
Net Increase in Net Assets Resulting from Operations	$31,559	$19,881	$20,057	$5,008

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

42	New Covenant Funds / Annual Report / June 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2019	2018	2019	2018
Operations:
Net investment income	$5,146	$4,664	$7,267	$6,130
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	22,515	24,587	701	(1,082)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	3,899	30,412	11,913	(6,815)
Net change in unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(1)	(1)	—	—
Net increase (decrease) in net assets resulting from operations	31,559	59,662	19,881	(1,767)
Distributions:[1]	(31,095)	(28,040)	(7,780)	(6,403)
Total distributions	(31,095)	(28,040)	(7,780)	(6,403)
Capital Share Transactions:
Proceeds from shares issued	41,305	26,353	40,669	46,144
Reinvestment of dividends & distributions	25,807	23,504	749	626
Cost of shares redeemed	(47,292)	(65,034)	(41,976)	(24,802)
Increase (decrease) in net assets derived from capital share transactions	19,820	(15,177)	(558)	21,968
Net increase in net assets	20,284	16,445	11,543	13,798
Net Assets:
Beginning of Year	428,674	412,229	318,955	305,157
End of Year[2]	$448,958	$428,674	$330,498	$318,955
Share Transactions:
Shares issued	1,019	628	1,781	2,010
Shares issued in lieu of dividends and distributions	665	563	33	27
Shares redeemed	(1,139)	(1,527)	(1,852)	(1,084)
Increase (Decrease) in net assets derived from share transactions	545	(336)	(38)	953

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	Includes undistributed net investment income of $1,072 and $22, as of year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2019	43

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS) (Concluded)

For the year ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2019	2018	2019	2018
Operations:
Net investment income	$4,518	$3,576	$1,406	$1,169
Net realized gain from affiliated investments	862	2,984	344	878
Capital gain distributions received from affiliated investments	10,539	9,743	1,618	1,540
Net change in unrealized appreciation (depreciation) on affiliated investments	4,138	7,325	1,640	(25)
Net increase in net assets resulting from operations	20,057	23,628	5,008	3,562
Distributions:[1]	(17,635)	(4,706)	(4,160)	(1,697)
Total distributions	(17,635)	(4,706)	(4,160)	(1,697)
Capital Share Transactions:
Proceeds from shares issued	16,016	17,404	3,589	6,327
Reinvestment of dividends & distributions	16,007	4,118	3,509	1,322
Cost of shares redeemed	(31,067)	(35,970)	(6,827)	(11,285)
Increase (decrease) in net assets derived from capital share transactions	956	(14,448)	271	(3,636)
Net increase (decrease) in net assets	3,378	4,474	1,119	(1,771)
Net Assets:
Beginning of Year	290,444	285,970	77,329	79,100
End of Year[2]	$293,822	$290,444	$78,448	$77,329
Share Transactions:
Shares issued	163	172	173	300
Shares issued in lieu of dividends and distributions	166	41	174	63
Shares redeemed	(310)	(356)	(325)	(534)
Increase (Decrease) in net assets derived from share transactions	19	(143)	22	(171)

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	Includes undistributed net investment income of $1,799 and $339, as of year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	New Covenant Funds / Annual Report / June 30, 2019

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$43.17	$40.15	$34.23	$38.28	$43.70
Investment Activities:
Net investment income(1)	0.50	0.46	0.27	0.27	0.22
Net realized and unrealized gains(losses) on securities and foreign currency transactions(1)	2.28	5.34	5.91	(1.67)	2.29
Total from investment activities	2.78	5.80	6.18	(1.40)	2.51
Dividends and Distributions from:
Net investment income	(0.50)	(0.39)	(0.26)	(0.21)	(0.22)
Net realized gains	(2.59)	(2.39)	–	(2.44)	(7.71)
Total dividends and distributions	(3.09)	(2.78)	(0.26)	(2.65)	(7.93)
Net Asset Value, End of Period	$42.86	$43.17	$40.15	$34.23	$38.28
Total Return†	7.21%	14.74%	18.12%	(3.68)%	6.41%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$448,958	$428,674	$412,229	$394,943	$416,158
Ratio of net expenses to average net assets	0.85%	0.87%	0.95%	1.02%	1.02%
Ratio of expenses to average net assets, excluding waivers	1.12%	1.12%	1.13%	1.14%	1.12%
Ratio of net investment income to average net assets	1.19%	1.08%	0.73%	0.76%	0.54%
Portfolio turnover rate	47%	24%	50%	103%	107%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notesare an integral part of the financial statements

New Covenant Funds / Annual Report / June 30, 2019	45

FINANCIAL HIGHLIGHTS (Continued)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Income Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.62	$23.21	$23.58	$23.09	$23.13
Investment Activities:
Net investment income(1)	0.52	0.45	0.37	0.40	0.35
Net realized and unrealized gains(losses) on securities(1)	0.92	(0.57)	(0.31)	0.51	(0.01)
Total from investment activities	1.44	(0.12)	0.06	0.91	0.34
Dividends and Distributions from:
Net investment income	(0.56)	(0.47)	(0.43)	(0.42)	(0.38)
Total dividends and distributions	(0.56)	(0.47)	(0.43)	(0.42)	(0.38)
Net Asset Value, End of Period	$23.50	$22.62	$23.21	$23.58	$23.09
Total Return†	6.46%	(0.54)%	0.27%	4.00%	1.46%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$330,498	$318,955	$305,157	$297,165	$304,295
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.95%	0.95%	0.95%	0.98%	0.95%
Ratio of net investment income to average net assets	2.29%	1.95%	1.58%	1.71%	1.50%
Portfolio turnover rate	188%	210%	140%	202%	115%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

46	New Covenant Funds / Annual Report / June 30, 2019

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Growth Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$102.94	$96.48	$90.32	$101.71	$101.92
Investment Activities:
Net investment income(1)	1.58	1.23	0.94	0.88	0.85
Net realized and unrealized gains(losses) on securities (1)	5.21	6.86	8.44	(1.63)	3.71
Total from investment activities	6.79	8.09	9.38	(0.75)	4.56
Dividends and Distributions from:
Net investment income	(1.83)	(0.90)	(0.94)	(1.72)	(2.86)
Net realized gains	(4.45)	(0.73)	(2.28)	(8.92)	(1.91)
Total dividends and distributions	(6.28)	(1.63)	(3.22)	(10.64)	(4.77)
Net Asset Value, End of Period	$103.45	$102.94	$96.48	$90.32	$101.71
Total Return†	7.12%	8.45%	10.59%	(0.50)%	4.54%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$293,822	$290,444	$285,970	$284,430	$297,560
Ratio of net expenses to average net assets	0.13%	0.13%	0.14%	0.14%	0.14%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.21%	0.23%	0.27%	0.26%
Ratio of net investment income to average net assets	1.56%	1.22%	1.01%	0.94%	0.83%
Portfolio turnover rate	16%	11%	4%	14%	13%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2019	47

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Income Fund
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.23	$20.74	$20.06	$21.20	$21.55
Investment Activities:
Net investment income(1)	0.39	0.31	0.25	0.24	0.22
Net realized and unrealized gains(losses) on securities (1)	0.96	0.63	0.95	0.02	0.46
Total from investment activities	1.35	0.94	1.20	0.26	0.68
Dividends and Distributions from:
Net investment income	(0.42)	(0.29)	(0.25)	(0.31)	(0.47)
Net realized gains	(0.75)	(0.16)	(0.27)	(1.09)	(0.56)
Total dividends and distributions	(1.17)	(0.45)	(0.52)	(1.40)	(1.03)
Net Asset Value, End of Period	$21.41	$21.23	$20.74	$20.06	$21.20
Total Return†	6.76%	4.57%	6.11%	1.41%	3.22%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$78,448	$77,329	$79,100	$77,945	$80,203
Ratio of net expenses to average net assets	0.15%	0.15%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.21%	0.23%	0.27%	0.25%
Ratio of net investment income to average net assets	1.86%	1.48%	1.25%	1.19%	1.04%
Portfolio turnover rate	11%	10%	5%	17%	15%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	New Covenant Funds / Annual Report / June 30, 2019

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

New Covenant Funds / Annual Report / June 30, 2019	49

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures cleared through a central clearing house (“centrally cleared futures”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures is provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

50	New Covenant Funds / Annual Report / June 30, 2019

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2019, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

New Covenant Funds / Annual Report / June 30, 2019	51

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2019, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, for- wards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These

52	New Covenant Funds / Annual Report / June 30, 2019

transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2019, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the adviser at any time.

	First $2.5 Billion	Next $500 Million	Over $3 Billion
Growth Fund	0.2000%	0.1650%	0.1200%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%
Balanced Growth Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%
Balanced Income Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the

New Covenant Funds / Annual Report / June 30, 2019	53

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

voluntary expense limitation is 0.80% for the Income Fund. The voluntary expense limitation for the Growth Fund was 0.87% until May 13, 2019 when the voluntary expense limitation was changed to be 0.72%.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following is the sub-adviser for the Growth Fund: Parametric Portfolio Associates LLC.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). In consideration of the services and facilities to be provided by the Distributor or any service provider, each of the Growth Fund and the Income Fund (if such Fund has issued Shares) will pay to the Distributor a fee, as agreed from time to time, at an annual rate of up to 0.10% (ten basis points) of the average daily net asset value of the Growth Fund and the Income Fund, respectively, which fee will be computed daily and paid monthly.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/ or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser,

54	New Covenant Funds / Annual Report / June 30, 2019

sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2019, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2019 ($ Thousands):

	Financial Derivative Asset	Financial Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Growth Fund	$46	$—
Income Fund	$18	$29

Cash with a total market value of $402 and 395 ($ Thousands) for the Growth Fund and Income Fund, respectively, has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2019.

New Covenant Funds / Annual Report / June 30, 2019	55

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

The following table discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2019

($ Thousands):

	Growth Fund	Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$ 8,214	$ 142,383
Average Notional Balance Short	—	60,619
Ending Notional Balance Long	—	88,800
Ending Notional Balance Short	9,308	49,646
Options:
Equity Contracts
Average Notional Balance Long	$ —	$ 9
Average Notional Balance Short	—	36
Ending Notional Balance Long	—	26
Ending Notional Balance Short	—	106

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2019, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$ 195,790	$ 200,189	$ —	$ —
Income Fund	44,361	53,089	556,179	552,032
Balanced Growth Fund	46,418	46,882	—	—
Balanced Income Fund	8,400	9,145	—	—

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange gain and loss, reclassification of income from Regulated Investment Companies, non-deductible expenses, and basis adjustments for investments in partnerships, have been reclassified to/ (from) the following accounts as of June 30, 2019:

	Paid-in Capital ($ Thousands)		Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Growth Fund		$(1)	$1

56	New Covenant Funds / Annual Report / June 30, 2019

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2019	$ 5,700	$ 25,395	$ 31,095	$ 31,095
	2018	5,007	23,033	28,040	28,040
Income Fund	2019	7,780	—	7,780	7,780
	2018	6,403	—	6,403	6,403
Balanced Growth Fund	2019	5,632	12,003	17,635	17,635
	2018	2,619	2,087	4,706	4,706
Balanced Income Fund	2019	1,606	2,554	4,160	4,160
	2018	1,114	583	1,697	1,697

As of June 30, 2019, the components of distributable earnings (accumulated losses) were as follows:

		Undistributed Ordinary Income ($ Thousands)		Undistributed Long-Term Capital Gain ($ Thousands)		Capital Loss Carryforwards ($ Thousands)		Post- October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings (Accumulated Losses) ($ Thousands)
New Covenant Growth Fund	$	857	$	17,284	$	—	$	—	$	106,288	$	2	$	124,431
New Covenant Income Fund		715		—		(1,950)		—		6,967		(1,519)		4,213
New Covenant Balanced Growth Fund		2,544		9,488		—		—		58,742		—		70,774
New Covenant Balanced Income Fund		483		1,371		—		—		11,288		—		13,142

Post October losses represent losses realized on investment transactions from November 1, 2018 through June 30, 2019 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through June 30, 2019 and specified losses realized on investment transactions from November 1, 2016 through June 30, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Income Fund	$ —	$ 1,950	$ 1,950

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at June 30, 2019, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

New Covenant Funds / Annual Report / June 30, 2019	57

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2019

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2019 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$ 340,421	$ 119,568	$ (13,269)	$ 106,299
Income Fund	345,714	7,755	(792)	6,963
Balanced Growth Fund	234,896	58,742	—	58,742
Balanced Income Fund	67,501	11,288	—	11,288

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Growth Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities,

58	New Covenant Funds / Annual Report / June 30, 2019

including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments

New Covenant Funds / Annual Report / June 30, 2019	59

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2019

of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social- witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2019, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	76.98%
Income Fund	3	83.38%
Balanced Growth Fund	1	1.38%
Balanced Income Fund	1	0.23%

60	New Covenant Funds / Annual Report / June 30, 2019

9. REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders on the Statements of Changes in Net Assets.

The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

	Net Investment Income	Net Realized Gains	Total
Growth Fund	$3,990	$24,050	$28,040
Balanced Growth Fund	2,619	2,087	4,706
Balanced Income Fund	1,097	600	1,697

10. ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees of New Covenant Funds (the “Board”) held on June 25, 2019, the Board approved a reduction of the contractual investment advisory fee for the New Covenant Growth Fund (the “Fund”) from .62% to .47%. This change to the Fund became effective on or about July 2, 2019.

New Covenant Funds / Annual Report / June 30, 2019	61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Covenant Funds (the “Trust”), comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, are in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with the custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 29, 2019

62	New Covenant Funds / Annual Report / June 30, 2019

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	99	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	99	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2019	63

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	99	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	99	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	99	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	99	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	99	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	99	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

64	New Covenant Funds / Annual Report / June 30, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm),

March 2004-July 2007.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2019	65

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

June 30, 2019

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 to June 30, 2019).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2019	Ending Account Value 6/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,176.70	0.83%	$4.48
Hypothetical 5% Return	$1,000.00	$1,020.68	0.83%	$4.16
Income Fund
Actual Fund Return	$1,000.00	$1,050.20	0.80%	$4.07
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,124.40	0.13%	$0.68
Hypothetical 5% Return	$1,000.00	$1,024.15	0.13%	$0.65
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,092.70	0.15%	$0.78
Hypothetical 5% Return	$1,000.00	$1,024.05	0.15%	$0.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

66	New Covenant Funds / Annual Report / June 30, 2019

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement to accommodate a revised meeting schedule. Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 10-12, 2018, and December 4-5, 2018. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC

New Covenant Funds / Annual Report / June 30, 2019	67

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (Concluded)

and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were

68	New Covenant Funds / Annual Report / June 30, 2019

being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

New Covenant Funds / Annual Report / June 30, 2019	69

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2019 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2019 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	81.67%	18.33%	100.00%	73.71%	73.71%	0.00%	17.79%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	9.33%	85.49%	0.00%
New Covenant Balanced Growth Fund	68.06%	31.94%	100.00%	31.71%	40.89%	0.00%	0.00%	100.00%
New Covenant Balanced Income Fund	61.38%	38.62%	100.00%	16.86%	21.68%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)

‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

72	New Covenant Funds / Annual Report / June 30, 2019

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NF-Annual (06/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal 2019			Fiscal 2018
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$68,640	N/A	$0	$67,960	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$273,762	$0	$0	$341,386	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditors during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $273,762 and $341,386, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of

Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 6, 2019

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: September 6, 2019